SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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HALO TECHNOLOGY HOLDINGS, INC.
(Name of Registrant As Specified In Its Charter)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 6, 2006
ANNUAL MEETING OF STOCKHOLDERS DECEMBER 6, 2006
PROPOSAL ONE — ELECTION OF DIRECTORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF AUDITORS
PROPOSAL THREE — APPROVAL OF HALO TECHNOLOGY HOLDINGS 2006 EQUITY COMPENSATION PLAN
PROPOSAL FOUR — TRANSACTION OF OTHER BUSINESS
PROPOSALS OF STOCKHOLDERS
STOCKHOLDER COMMUNICATIONS
QUORUM AND VOTING PROCEDURES
REVOCATION OF PROXIES
OTHER MATTERS
WHERE YOU CAN FIND MORE INFORMATION
Appendix A

HALO TECHNOLOGY HOLDINGS, INC.
200 Railroad Avenue
Greenwich, CT 06830

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Halo Technology Holdings, Inc., a Nevada corporation (“Halo” or the “Company”) to be held on Wednesday, December 6, 2006, at 10:30 a.m., local time, at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, CT 06870. At the annual meeting, you will be asked to consider and vote upon the following proposals:

(1) To elect five directors to hold office until the next annual meeting of stockholders (current nominations are for Rodney A. Bienvenu, Jr., David M. Howitt, David E. Oliver, David Skriloff, and Gordon O. Rapkin);

(2) To ratify the appointment of Mahoney Cohen & Company, CPA, P.C. as auditors for the Company for the fiscal year ending June 30, 2007;

(3) To approve the Halo Technology Holdings 2006 Equity Incentive Plan; and

(4) To consider and act upon such other business and matters or proposals as may properly come before the meeting or any adjournment of the meeting.

The Board of Directors has specified the close of business on October 30, 2006 as the record date for the purposes of determining the stockholders who are entitled to receive notice of and vote at the annual meeting.

Whether or not you plan to attend the annual meeting, please take the time to vote on the proposals submitted by completing and mailing the enclosed proxy to us. Please sign, date and mail your proxy indicating how you wish to vote.

Sincerely,

/s/  Rodney A. Bienvenu, Jr.
Rodney A. Bienvenu, Jr.
Chairman of the Board and
Chief Executive Officer

This proxy statement is dated October 30, 2006 and is first being mailed on or about November 7, 2006 to stockholders of record as of October 30, 2006.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE TRANSACTIONS DISCUSSED HEREIN NOR PASSED UPON THE FAIRNESS OR MERITS OF THE PROPOSALS OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 6, 2006

We will hold the annual meeting of stockholders of Halo Technology Holdings, Inc. on Wednesday, December 6, 2006, at 10:30 a.m., local time at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, CT 06870, for the following purposes:

(1) To elect five directors to hold office until the next annual meeting of stockholders (current nominations are for Rodney A. Bienvenu, Jr., David M. Howitt, David E. Oliver, David Skriloff, and Gordon O. Rapkin);

(2) To ratify the appointment of Mahoney Cohen & Company, CPA, P.C. as auditors for the Company for the fiscal year ending June 30, 2007;

(3) To approve the Halo Technology Holdings 2006 Equity Incentive Plan; and

(4) To consider and act upon such other business and matters or proposals as may properly come before the meeting or any adjournment of the meeting.

The Board of Directors has specified the close of business on October 30, 2006 as the record date for the purposes of determining the stockholders who are entitled to receive notice of and vote at the annual meeting. A list of the stockholders entitled to vote at the annual meeting will be available for examination by any stockholder at the annual meeting. For 10 days prior to the annual meeting, the stockholder list will also be available for inspection by stockholders at our corporate offices at 200 Railroad Avenue, Greenwich, CT 06830, during ordinary business hours.

The Company’s Board of Directors have unanimously determined that the proposals are fair to, and in the best interests of, the Company stockholders and unanimously recommend that you vote “FOR” the proposals.

Please read the proxy statement and accompanying materials concerning the Company carefully. The information contained in this letter is only a summary of the actions to be voted upon at the annual meeting and is not meant to be complete and exhaustive.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/  Rodney A. Bienvenu, Jr.
Rodney A. Bienvenu, Jr.
Chairman of the Board and
Chief Executive Officer

October 30, 2006

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 6, 2006

We are providing this proxy statement in connection with the solicitation by the Board of Directors of Halo Technology Holdings, Inc., a Nevada corporation (the “Company” or “Halo”) of proxies for use at the annual meeting of stockholders of the Company to be held, pursuant to the accompanying notice, on December 6, 2006, at 10:30 a.m., at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, CT 06870, and at any adjournment thereof.

The proxy statement, proxy card and accompanying materials will be mailed starting November 7, 2006. The Company’s annual report on Form 10-KSB/A for the fiscal year ended June 30, 2006 accompanies this proxy statement.

PROPOSAL ONE — ELECTION OF DIRECTORS

Under the Company’s Articles of Incorporation, the Board of Directors shall consist of not less than one nor more than thirteen directors. Our stockholders elect the members of the Board of Directors annually. Current nominations are for Rodney A. Bienvenu, Jr., David M. Howitt and Gordon O. Rapkin, each a current director, as well as David E. Oliver and David Skriloff, who are not current directors. Mr. John A. Boehmer, the fourth current director, will not be standing for re-election to the board of directors. The nominees have consented to their nomination to the Board of Directors and have advised the Company that they will serve if elected. If any of the nominees should become unavailable for election, the persons named as proxies have discretionary authority either to vote for a substitute or to fix the number of directors at less than five. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected. Unless authority to vote for any director is withheld in the proxy, if you return the enclosed proxy, your shares will be cast in favor of election of the nominees listed herein.

The Board of Directors unanimously recommends a vote FOR the election of the nominees named below and your proxy will be voted for the election of the nominees named below unless you specify otherwise.

Nominees for Director

Rodney A. Bienvenu, Jr., 40, has been Chief Executive Officer of the Company, a Director of the Company and Chairman of the Company’s Board of Directors since August 4, 2004. From September 2003 through the present, Mr. Bienvenu has been a founder and Managing Partner of ISIS Capital Management, LLC (“ISIS”), an investment firm specializing in active investment strategies and strategic transactions in information technology and other sectors. Prior to ISIS, Mr. Bienvenu founded Strategic Software Holdings, LLC, a successful investment vehicle that initiated a takeover attempt of Mercator Software, Inc., and invested in other public and private enterprise software companies. Mr. Bienvenu acted as Chief Executive Officer of Strategic Software Holdings, LLC, from August 2002 through September 2003. Prior to Strategic Software Holdings, LLC, Mr. Bienvenu served as President of Software at divine, Inc., a publicly traded software company, from May 2001 through July 2002. During his tenure at divine, Mr. Bienvenu led the planning, acquisition and consolidation of over thirty companies, including five public companies. Prior to divine, Mr. Bienvenu served as CEO and President of SageMaker, Inc., a provider of digital asset management solutions for Global 2000 companies that he founded in 1992. Under his guidance, SageMaker raised more than $33 million in venture capital funding and acquired several technology companies in the U.S. and Europe. SageMaker was sold to divine, Inc. in early 2001. Mr. Bienvenu’s previous industry experience includes the founding of a successful electronic publishing company and sale to a major publisher in 1991. Mr. Bienvenu has a seventy percent interest in ISIS, and ISIS has entered into transactions with the Company as described below under the heading “Certain Relationships and Related Transactions”.

Mr. David M. Howitt, 38, has been a director since March 30, 2005. Mr. Howitt is the President and CEO of The Meriwether Group, Inc., a boutique brand consulting and marketing firm which he founded in May 2004. From May 2001 until April 2004, Mr. Howitt served as director of licensing and business development at adidas America, Inc. Mr. Howitt also worked for several years as corporate counsel with adidas. Mr. Howitt holds a B.A. from Denison University, and a J.D. from the Lewis & Clark Northwestern School of Law. Mr. Howitt has a fifty percent interest in

ISIS Acquisition Partners II, LLC, (“IAP II”) an entity which has entered into transactions with the Company as described below under the heading “Certain Relationships and Related Transactions”.

David E. Oliver, 37, is a Greenwich, CT based private investor and advisor with investments in the technology, biotechnology and entertainment industry sectors. From August 2005 to October 2006 he was a Portfolio Manager with client and investment management responsibility for Silver Point Capital, L.P. in Greenwich, CT. Prior to that time, Mr. Oliver was a Vice President in the Investment Banking Division of JPMorgan in New York City from January 2000 to August 2005. While at JPMorgan he was responsible for originating, structuring, syndicating and restructuring corporate debt transactions primarily in the media, communication and technology industry sectors. Prior to that time, Mr. Oliver was a Vice President and Director at TD Securities in New York City from July 1994 to January 2000. While at TD Securities he worked in the Corporate Finance and Leveraged Finance business units serving clients in the media, communication and technology industry sectors. Mr. Oliver earned a B.S. of Business Administration and an M.B.A. from the Clarion University of Pennsylvania.

David Skriloff, 41, is a managing director at Vision Capital Advisors, LLC, a position he has held since January 2006. Prior to Vision, Mr. Skriloff was a managing director at Duncan Capital, from January 2004 to December 2005. Before Duncan, Mr. Skriloff was EVP of Business Development for Millivision, Inc. from September 2001 to December 2003. Mr. Skriloff earned a BS in Electrical Engineering from Carnegie-Mellon University in 1987 and an MBA from NYU in 1992. On October 12, 2006, the Company entered into a Subscription Agreement, a letter agreement and related agreements with Vision Opportunity Master Fund, Ltd. (“Vision”). Pursuant to these agreements, Vision invested in a convertible subordinated debt offering of the Company, and received certain Notes and Warrants convertible or exercisable for the Company’s Common Stock. Furthermore, the Company agreed that, for as long as Vision is a holder of at least 25% of the Notes or Warrants purchased under the Subscription Agreement (or the shares of Common Stock issuable upon the conversion or exercise thereof), Vision will have the right to nominate one director to the Company’s board of directors. The Company agreed to recommend that its shareholders approve such nomination at any stockholders’ meeting for the election of directors or in connection with any written consent of stockholders of the election of directors. In connection with these agreements, Vision has nominated Mr. Skriloff to be elected as a director of the Company. Accordingly, the Company has nominated Mr. Skriloff to be elected by the stockholders at the annual meeting of stockholders of the Company to be held on December 6, 2006.

Gordon O. Rapkin, 51, has been a director since April 18, 2006. Mr. Rapkin currently serves as president and CEO of Protegrity Corporation, Inc., an international data security software company, where he has been responsible for the establishing a comprehensive sales and marketing strategy to address large enterprise customers. He has held this position since July 2004. From 2001 to 2004, Mr. Rapkin served as executive vice president and chief marketing officer of Trancentive, Inc., a global provider of technology and services for administering stock options and stock purchase plans, where he was responsible for international operations, global marketing and sales, and third party relationships. From 2000 to 2001, he served as executive vice president of business-to -business markets, for Kana Software, Inc., where he was responsible for spearheading the company’s strategic entry into the business-to -business markets, by overseeing product direction and strategic partnerships. From 1996 to 1999 Gordon was president and CEO of Decisionism, where he redirected the company into the business intelligence market, by expanding the executive management team, overseeing the launch of new products, and building the national sales force. He has also spent more than eight years at Hyperion Systems (now Hyperion Solutions, Inc.), the global leader in business performance management software, where he was instrumental in guiding Hyperion through successive years of extraordinary growth including a highly successful initial public offering. He holds a degree in biochemistry from Syracuse University, as well as an MBA and a law degree from Emory University.

Other Executive Officers of the Company

Mark Finkel, 51, has been Halo’s Chief Financial Officer since December 28, 2005. On April 18, 2006, Mr. Finkel was appointed to the additional position of Company president. Mr. Finkel has over 20 years of senior financial and operational experience at both public and private companies. Prior to joining Halo, Mr. Finkel, served as chief executive officer of ISD Corporation from 2003 through February 2004, after being part of a group that purchased ISD from its founders. ISD is a leader in the payment technology industry. From 2001 through 2002, Mr. Finkel served as chief executive officer of RightAnswers, Inc., which provides enterprise customers with Self

Service solutions for IT support. Mr. Finkel led a group of investors in acquiring Halo in 2001, which was then a division of a public company. After serving as CEO, Mr. Finkel continued to serve as non-executive chairman of ISD Corporation and RightAnswers, Inc. Since 1996, Mr. Finkel has also served as president of Emerging Growth Associates, a consulting firm for early stage, high growth companies, where he has provided counsel on strategic planning, business model development, market positioning, and operational execution. Mr. Finkel also serves as a venture partner with the Prism Opportunity Fund, a $50 million venture fund focused on early stage companies. Previously, Mr. Finkel has taken three companies public as CFO: Consilium, Inc, Logic Works, Inc. and ServiceWare Technologies, Inc. He also served as CFO of BackWeb Technologies, Inc. and Neuron Data, Inc. Mr. Finkel holds a J.D. from the University of California, Davis, an M.B.A. from New York University, and a B.A. from Oberlin College.

Ernest C. Mysogland, 41, has been Chief Legal Officer, Executive Vice President and Secretary of the Company since August 4, 2004. Mr. Mysogland has more than 15 years experience in mergers and acquisitions, equity and debt financing and investment. From September, 2003 through the present, Mr. Mysogland has been a founder and Managing Partner of ISIS Capital Management, LLC (“ISIS”), an investment firm specializing in active investment strategies and strategic transactions in information technology and other sectors. Prior to ISIS, Mr. Mysogland managed the legal and administrative matters of Strategic Software Holdings, LLC from May, 2003 through September, 2003. Prior to Strategic Software Holdings, LLC, from September, 1990 through April, 2003, Mr. Mysogland engaged in private legal practice representing investors, issuers, acquirers and targets in hundreds of public and private mergers and acquisitions, equity and debt financings, and other strategic transactions ranging in size up to $3.5 billion. Mr. Mysogland’s clients have included numerous software and technology companies, private equity funds and institutional investors. Mr. Mysogland graduated from the University of Notre Dame and the Columbia University School of Law.

Brian J. Sisko, 45, has been Chief Operating Officer of the Company since March 2005. Mr. Sisko has 20 years of experience in the areas of corporate finance, mergers and acquisitions and strategic development. From February 2002 to March 2005, Mr. Sisko ran B/T Business and Technology, which served as an advisor and strategic management consultant to a variety of public and private companies, including the Company. From April 2000 to January 2002, he was Managing Director of Katalyst, LLC, a venture capital and operational advisory firm where he was responsible for business development and client/portfolio company engagement management in that firm’s Philadelphia and Boston offices. Mr. Sisko also previously served as Senior Vice President — Corporate Development and General Counsel of National Media Corporation, a large public company with international operations. In addition, Mr. Sisko was a partner in the Corporate Finance/Mergers and Acquisitions practice group of the Philadelphia-based law firm, Klehr Harrison, Harvey Branzburg & Ellers. Mr. Sisko also teaches as an adjunct professor in the MBA program of the Fox School of Business at Temple University. He earned his Juris Doctorate from The Law School of the University of Pennsylvania and his B.S. from Bucknell University.

Jeff Bailey, 53, Chief Executive Officer of Gupta Technology Holdings LLC (“Gupta”), a significant operating subsidiary of the Company, was interim Chief Financial Officer and Principal Financial Officer for the Company from March 2005, through December, 2005. Since January 2002, Mr. Bailey served as Gupta’s Chief Executive Officer, responsible for guiding Gupta’s strategic direction as well as day-to-day operations. Mr. Bailey joined Gupta in October 2001 as its Chief Financial Officer. From August 2001 through October 2001, Mr. Bailey was also the CEO of David Corporation, a company which the Company has agreed to purchase under an Acquisition Agreement dated September 12, 2005. Prior to that experience, Mr. Bailey served as vice president of finance and CFO at Vivant Corporation until August 2001. He has also held positions as vice president of finance and CFO at Uniteq Application Systems Inc. and Phoenix Network Inc. He earned his B.S. in Business Administration from the University of California, Berkeley, and is a certified public accountant.

Takeshi Taniguchi, 35, has been interim Principal Accounting Officer for the Company since March 2005. Since July 2004 through the present, Mr. Taniguchi has served as Corporate Controller of Gupta, responsible for the overall financial management of Gupta. Mr. Taniguchi has worked at Gupta or its predecessors since 2000, serving as a senior financial analyst prior to his current position. He earned his Master of Business Administration from the University of Nevada, Reno, and is a Certified Management Accountant.

No director, executive officer, promoter or control person of the Company has, within the last five years: (i) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the “Commission” or “SEC”) or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated. There are no family relationships among any directors and executive officers of the Company.

Audit Committee and Financial Expert

We do not have a separately-designated standing audit committee but our full Board of Directors performs some of the same functions of an audit committee, including selecting the firm of independent certified public accountants to audit the annual financial statements, reviewing the independent auditors independence, the financial statements and the audit report, and reviewing the Company’s system of internal controls over financial reporting. The Company does not currently have a written audit committee charter or similar document.

Nominating Committee

We do not have a nominating committee or a nominating committee charter. The full Board of Directors performs some of the functions associated with a nominating committee, including consideration of director nominees. The Company does not have a nominating committee because it is still in the development stage and has limited resources and a limited number of directors. The Board of Directors concluded that the expense of a separate nominating committee was not warranted at this time. At present, all of the members of the Board of Directors participate in discussions regarding nominees for director. Since at the present time there are only four directors and all directors will work closely with any new directors, the Board of Directors has determined that it is appropriate for all members of the Board of Directors to participate in the selection of directors. All of the directors approved the selection of the nominees for director named in the proxy statement. Three nominees are current directors of the Company, and two nominees are not current directors of the Company.

Generally, nominees for director have been identified and suggested by the members of the Board of Directors or management of the Company. The Board of Directors has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future. In selecting a nominee for director, the Board of Directors considers the following criteria:

•	whether the nominee has the personal attributes for successful service on the Board of Directors, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

•	whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

•	whether the nominee, by virtue of particular experience, technical expertise or specialized skill or contracts relevant to the Company’s current or future business, will add specific value as a Board member; and

•	whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board of Directors has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board of Directors will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director. During the fiscal year ended June 30, 2006, the

Company received no recommendation for directors from any of its non-officer/director stockholders. Subsequent to the end of the fiscal year, the Company received a recommendation from Vision to nominate David Skriloff to be elected to the board of directors, pursuant to Vision’s rights under that certain letter agreement between Vision and the Company dated October 12, 2006, a copy of which was included as Exhibit 10.134 to the Company’s Current Report on Form 8-K filed with the SEC on October 13, 2006. The Board of Directors evaluated Mr. Skriloff, as it did the other candidates, and recommends that the stockholders elect Mr. Skriloff along with the other director nominees at the annual meeting of stockholders.

This Company will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for the Company’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to the Company’s Secretary at the following address: Halo Technology Holdings, 200 Railroad Avenue, Greenwich, CT 06830, Attention: Ernest C. Mysogland.

Board of Directors Meetings

The Board of Directors of the Company met fifteen times during the fiscal year ended June 30, 2006. All directors attended at least 75% of the meetings held while they were a director. All members of the Board of Directors and nominees (other than Mr. Boehmer) are expected to be present, either in person or by telephone, at the annual meeting on December 6, 2006. All members of the Board of Directors were present at the annual meeting of shareholders for the fiscal year ended June 30, 2005.

Compensation Committee and Compensation Report

The Board of Directors appointed a Compensation Committee on September 13, 2005. The Compensation Committee currently consists of Mr. Boehmer and Mr. Rapkin, both of whom meet the requirements of non-employee directors under the rules under section 16(b) of the Securities Exchange Act of 1934, as amended, and the requirements of outside directors under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee does not yet have a written charter. If the Halo Technology Holdings 2006 Equity Incentive Plan is approved, the Compensation Committee will administer such plan. The Compensation Committee met five times during the fiscal year ended June 30, 2006.

The Compensation Committee reviewed all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation. The Compensation Committee had no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Compensation Committee has set executive compensation at what the Compensation Committee considered to be the minimal levels necessary to retain and compensate the officers of the Company for their activities on the Company’s behalf.

Code of Ethics

A code of ethics is a set of written standards designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

(3) Compliance with applicable governmental laws, rules and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

The Company demands ethical conduct from its officers and employees. In the past, due to the Company’s limited resources and its small number of employees, the Company had determined that it was not necessary to devote the resources necessary to develop a written Code of Ethics in order to require ethical conduct. As we have grown significantly through acquisitions during the past twelve months, the Company has determined that a Code of Ethics should be adopted. We are in the process of preparing a Code of Ethics to help ensure all employees of the Company and its subsidiaries adhere to the Company’s standards of ethical conduct.

Directors and Executive Officers of the Company

The following Summary Compensation Table sets forth information concerning the annual and long-term compensation earned by our Chief Executive Officer and each of the four other most highly compensated executive officers (collectively the “named executive officers”) at the end of the fiscal year ended June 30, 2006. This information includes the dollar value of base salaries and bonus awards and the number of stock options granted, and certain other compensation, if any.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
				Awards		Payouts
				Other	Restricted	Securities
				Annual	Stock	Underlying	LTIP	All Other
Executive Officer and		Salary	Bonus	Compensation	Awards	Options/SAR	Payouts	Compensation
Principal Position	Year	(US$)	(US$)	(US$)	(US$)	(#)	(US$)	(US$)

Rodney A. Bienvenu, Jr.(1)	2006	300,000	419,000	35,000	0	1,958,000	0	0
Chairman &	2005	275,000	275,000	0	0	301,372	0	0
CEO	2004	0	0	0	0	0	0	0
Ernest C. Mysogland(2)	2006	175,000	101,359	15,000	0	200,000	0	0
Executive Vice President	2005	160,417	65,625	0	0	100,456	0	0
& Chief Legal Officer	2004	0	0	0	0	0	0	0

Brian J. Sisko(3)	2006	200,000	45,188	0	0	600,000	0	0
Chief Operating Officer	2005	67,436	0	94,000	0	0	0	0
	2004	0	0	0	0	0	0	0
Jeff Bailey(4)	2006	225,000	190,826	0	0	250,000	0	0
CEO, Gupta	2005	93,656	202,322	0	0	0	0	0
	2004	0	0	0	0	0	0	0
Mark Finkel(5)	2006	106,667	100,000	0	0	600,000	0	0
President and	2005	0	0	0	0	0	0	0
CFO	2004	0	0	0	0	0	0	0

(1)	Rodney A. Bienvenu, Jr. Mr. Bienvenu was appointed Chief Executive Officer and Chairman of the Company on August 4, 2004. Mr. Bienvenu did not receive any compensation for fiscal 2004. Bonus amount includes amounts paid in, or accrued for, fiscal 2006 and fiscal 2005. Other Annual Compensation amount includes Mr. Bienvenu’s portion of a $50,000 transaction fee paid to ISIS.

(2)	Ernest C. Mysogland. Mr. Mysogland was appointed Executive Vice President and Chief Legal Officer of the Company on August 4, 2004. Mr. Mysogland did not receive any compensation for fiscal 2004. Bonus amount includes amounts paid in, or accrued for, fiscal 2006 and fiscal 2005. Other Annual Compensation amount includes Mr. Mysogland’s portion of a $50,000 transaction fee paid to ISIS.

(3)	Brian J. Sisko. Mr. Sisko was appointed Chief Operating Officer of the Company in March 2005. Mr. Sisko did not receive any compensation for fiscal 2004. Bonus amount includes amounts paid in, or accrued for, fiscal 2006. Amount under Other Annual Compensation includes consulting and transaction fees paid to or earned by Mr. Sisko during the fiscal year ended June 30, 2005 for his work as a consultant to the Company prior to March 2005 when he became the Company’s Chief Operating Officer.

(4)	Jeff Bailey. Mr. Bailey did not receive any compensation for fiscal 2004. Bonus amounts include bonuses paid to Mr. Bailey in the fiscal year ended June 30, 2006, and bonuses earned by Mr. Bailey due to the change in control of Gupta. For fiscal 2005, Bonus amounts include bonuses paid to Mr. Bailey in the fiscal year ended

June 30, 2005, bonuses earned by Mr. Bailey due to the change in control of Gupta, and a performance bonus paid to Mr. Bailey in fiscal 2005, which related to the period prior to the Company’s acquisition of Gupta on January 31, 2005.

(5)	Mark Finkel. Mr. Finkel was appointed Chief Financial Officer in December, 2005. Mr. Finkel did not receive any compensation for fiscal 2005, or for fiscal 2004. Bonus amount includes amounts paid in, or accrued for, fiscal 2006.

Options Granted in Last Fiscal Year.

The following table contains certain information regarding stock options we have granted to our named executive officers during the fiscal year ended June 30, 2006.

	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise or
	Options	Employees in	Base Price	Expiration
Name	Granted	Fiscal Year	($/Share)	Date

Rodney A. Bienvenu, Jr.	1,800,000	36%	1.19	10/21/2010
Rodney A. Bienvenu, Jr.	158,000	3%	1.08	9/13/2015
Ernest C. Mysogland	200,000	4%	1.19	10/21/2010
Brian J. Sisko	600,000	12%	1.08	10/21/2015
Jeff Bailey	250,000	5%	1.08	10/21/2015
Mark Finkel	600,000	12%	1.22	1/04/2016

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.

The following table contains certain information regarding stock options exercised during the past twelve months and stock options held as of June 30, 2006, by each of our named executive officers. The stock options listed below were granted without tandem stock appreciation rights. We have no freestanding stock appreciation rights outstanding.

Option Exercise Table

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In the Money
	Acquired	Value	Options at 6/30/05 (#) ($)		Options at 6/30/06(1)
Name	on Exercise (#)	Realized	Exercisable	Non-Exercisable	Exercisable	Non-Exercisable

Rodney A. Bienvenu, Jr.	—	—	734,252	1,525,120	—	—
Ernest C. Mysogland	—	—	75,002	225,454	—	—
Brian J. Sisko	—	—	187,500	412,500	—	—
Jeff Bailey	—	—	9,376	240,624	—	—
Mark Finkel	—	—	—	600,000	—	—

(1)	Calculated on the basis of $1.03 per share, the last reported price of the common stock on the over-the-counter market on June 30, 2006, less exercise price payable for such shares.

Long-Term Incentive Plan (“LTIP”) Awards Table.

The Company made no long-term incentive awards in the fiscal year ended on June 30, 2006.

Compensation of Directors.

The Company has a verbal agreement with each of the non-employee director nominees pursuant to which the Company will award to each non-employee director, upon election to the Board of Directors by the stockholders at the annual meeting, options to acquire 45,000 shares of common stock as compensation for their service with respect to the fiscal year ending June 30, 2007. Director compensation will be reviewed by the Compensation Committee, and may change. Directors have not received additional compensation for serving on committees of the

Board of Directors. With respect to the fiscal year ending June 30, 2006, on September 13, 2005, the Compensation Committee as compensation for serving as members of the Board of Directors granted each of Messrs. Howitt, and Boehmer (as well as former director Mark Lotke) an option to acquire 45,000 shares of common stock at an exercise price of 1.08 per share. These options have a ten year term and vest 25% on December 31, 2005 and ratably each month over the next 36 months provided that the director remains a director of the Company. In addition, in connection with their appointment to the Board of Directors and as compensation for their service to the Company, the Company awarded to each of Mr. Rapkin and former director John L. Kelly an option to acquire 45,000 shares of the Company’s common stock. Such options were vested upon their issuance, May 4, 2006, have an exercise price of $1.19, and have a ten year term. Mr. Bienvenu, the Company’s Chief Executive Officer, receives no additional compensation for his service on the Board of Directors.

Employment Contracts, Termination of Employment and Change in Control Arrangements.

The Company entered into a written employment agreement with Rodney A. Bienvenu, Jr., its Chairman and Chief Executive Officer as of August 4, 2004. Under the terms of this agreement, the Company agreed to pay Mr. Bienvenu a monthly salary of $25,000 beginning on August 4, 2004 through an initial period which ended December 31, 2005. Upon execution of the agreement, Mr. Bienvenu was entitled to receive a payment equal to $37,500. In addition, Mr. Bienvenu agreed to defer 20% of his base salary for a period of time while the Company had little operating capital. This period lasted through March 2005. Under the agreement, Mr. Bienvenu was also entitled to receive an amount equal to 25% of his annual base salary upon the completion of the Gupta acquisition. This amount has not yet been paid. The Company expects to pay these deferred amounts in fiscal 2007. Mr. Bienvenu’s base salary is subject to upward adjustment pursuant to the terms of the employment agreement. In addition to the foregoing, the Board voted to award Mr. Bienvenu a discretionary bonus in the amount of $158,000 for fiscal 2005, and awarded him options to acquire 158,000 shares of common stock under the Company’s 2002 Equity Incentive Plan. In fiscal 2006, Mr. Bienvenu was paid a bonus of $299,094; and an additional bonus of $120,000 was accrued as of June 30, 2006, but has not yet been paid. The Company expects to pay these deferred amounts in fiscal 2007. Also in fiscal 2006, the Company awarded options to acquire 1,800,000 shares of common stock to Mr. Bienvenu under the Company’s 2005 Equity Incentive Plan. The employment agreement automatically renews for successive one-year terms unless either party gives notice of his or its intention to terminate at least 60 days prior to the end of the term. The Company may terminate Mr. Bienvenu’s employment at any time for Cause (as defined in the employment agreement) or at any time on or after June 30, 2005 upon 60 days prior written notice other than for Cause. Mr. Bienvenu may terminate his employment at any time for Good Reason (as defined in the employment agreement) or upon 30 days written notice without Good Reason. Mr. Bienvenu is eligible for up to 12 months severance if he is terminated by the Company without Cause or terminates his employment with Good Reason. Pursuant to the terms of the employment agreement, Mr. Bienvenu was also required to execute the Company’s standard form of Non-Competition Agreement and Confidential Information Agreement. Mr. Bienvenu is permitted to continue his activities with respect to ISIS Capital Management, LLC, Bienvenu Management, LLC, their affiliates and portfolio companies. In addition, under the employment agreement, any investment, acquisition or other opportunities that Mr. Bienvenu may become aware of, other than through an employee, agent or representative of Halo, are not to be considered opportunities of Halo but shall be considered his personal opportunities.

Also as of August 4, 2004, the Company entered into a written employment agreement with Ernest C. Mysogland, its Executive Vice President, Chief Legal Officer, and Secretary. Under the terms of this agreement, the Company agrees to pay Mr. Mysogland a monthly salary of $14,583.33 beginning on August 4, 2004 through an initial period which ended December 31, 2005 as well as an annual bonus upon the achievement of specified financial and business objectives as determined by the Board of Directors. Upon execution of the employment agreement, Mr. Mysogland was entitled to receive a payment equal to $21,875. In addition, Mr. Mysogland agreed to defer 20% of his base salary for a period of time while the Company had little operating capital. This period lasted through March 2005. Under the agreement, Mr. Mysogland was also entitled to receive an amount equal to 25% of his annual base salary upon the completion of the Gupta acquisition. This amount has not yet been paid. The Company expects to pay these deferred amounts in the current fiscal year. In fiscal 2006, Mr. Mysogland was paid a bonus of $31,359; and an additional bonus of $70,000 was accrued as of June 30, 2006, but has not yet been paid. The Company expects to pay these deferred amounts in fiscal 2007. Also in fiscal 2006, the Company awarded options to acquire 200,000 shares of common stock to Mr. Mysogland under the Company’s 2005 Equity Incentive Plan. Mr. Mysogland’s base salary is subject to upward adjustment pursuant to the terms of the employment agreement. The agreement automatically renews for successive one-year terms unless either party gives notice of his or its intention to terminate at least 60 days prior to the end of the term. The Company may terminate Mr. Mysogland’s employment at any time for Cause (as defined in the employment agreement) or at any time on or after June 30, 2005 upon 60 days prior written notice other than for Cause. Mr. Mysogland may terminate his employment at any time for Good Reason (as defined in the employment agreement) or upon 30 days written notice without Good Reason. Mr. Mysogland is eligible for up to 12 months severance if he is terminated by the Company without Cause or terminates his employment with Good Reason. Pursuant to the terms of the employment agreement, Mr. Mysogland was also required to execute the Company’s standard form of Non-Competition Agreement and Confidential Information Agreement. Mr. Mysogland is permitted to continue his activities with respect to ISIS Capital Management, LLC, Bienvenu Management, LLC, their affiliates and portfolio companies. In addition, under the employment agreement, any investment, acquisition or other opportunities that Mr. Mysogland may become aware of, other than through an employee, agent or representative of Halo, are not to be considered opportunities of Halo but shall be considered his personal opportunity.

On December 28, 2005, the Company entered into a written employment agreement with Mark Finkel, the Company’s President and Chief Financial Officer. Under the terms of Mr. Finkel’s employment agreement, the Company agreed to pay Mr. Finkel a monthly salary of $20,833. Mr. Finkel’s base salary is subject to upward adjustment pursuant to the terms of the employment agreement. In addition to base salary, Mr. Finkel is to receive a quarterly bonus for each quarter in which Mr. Finkel has met the objectives determined by the Company’s Compensation Committee, and other bonuses as determined by the Compensation Committee. In fiscal 2006, a bonus of $100,000 was accrued as of June 30, 2006, but has not yet been paid. The Company expects to pay these deferred amounts in fiscal 2007. Also in fiscal 2006, the Company awarded options to acquire 600,000 shares of common stock to Mr. Finkel under the Company’s 2005 Equity Incentive Plan. The initial term of the employment agreement ends on December 31, 2006. The employment agreement automatically renews for successive one-year terms unless either party gives notice of his or its intention to terminate at least 120 days prior to the end of the then current term. The Company may terminate Mr. Finkel’s employment at any time for Cause (as defined in the employment agreement) or at any time upon 120 days prior written notice other than for Cause. Mr. Finkel may terminate his employment at any time for Good Reason (as defined in the employment agreement) or upon 120 days written notice without Good Reason. Mr. Finkel is eligible for up to 12 months severance if he is terminated by the Company without Cause or terminates his employment with Good Reason. Pursuant to the terms of the employment agreement, Mr. Finkel was also required to execute the Company’s standard form of Non-Competition Agreement and Confidential Information Agreement. The Non-Competition Agreement provides that, during a period commencing with the execution of the agreement and terminating (i) one (1) year after the termination of Mr. Finkel’s employment with the Company, or (ii) if termination of employment is under circumstances where severance is due under the Employment Agreement, the period during which severance is paid by the Company, Mr. Finkel will not engage in certain activities which are competitive with the Company’s business (as defined in such agreement). The Confidential Information Agreement provides that Mr. Finkel shall maintain the confidentiality of the Company’s Proprietary Information, and that Mr. Finkel assign any intellectual property rights arising during his employment to the Company.

On October 31, 2003, Gupta Technologies, LLC, a wholly-owned subsidiary of the Company, entered into a letter agreement with Jeffrey A. Bailey, Chief Executive Officer of Gupta, under which Mr. Bailey became entitled to severance benefits as described therein. In the event Gupta terminates Mr. Bailey’s employment without Cause or Mr. Bailey terminates his employment for Good Reason (as defined in the letter agreement), Gupta shall pay Mr. Bailey an amount equal to 12 months of his then current base salary and he and his dependents will remain eligible to receive medical, dental, vision health benefits during the term of the severance payments at the same rates and under the same conditions applicable to current employees of Gupta. Under the Company’s 2005 Equity Incentive Plan, Mr. Bailey was awarded options to acquire 25,000 shares of the Company’s common stock.

Indemnification.

Under our Articles of Incorporation and Bylaws, the Company may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in the Company’s best interest. The Company may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, the Company must indemnify him against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada. Regarding indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), which may be permitted to directors or officers under Nevada law, the Company is informed that, in the opinion of the Commission, indemnification is against public policy, as expressed in the Securities Act and is, therefore, unenforceable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that during the year ended June 30, 2006, all reporting persons have complied with all filing requirements applicable to them with respect to fiscal year ended June 30, 2006 except that certain Form 4s for ISIS Capital Management LLC, ISIS Acquisition Partners II LLC and Messrs. Bienvenu, Mysogland and Howitt with respect to the conversion of Series C stock and exercise of warrants held by ISIS Capital Management LLC, ISIS Acquisition Partners II LLC were not filed, one Form 4 for Mr. Howitt regarding the conversion of certain promissory notes held by Mr. Howitt into shares of common stock and warrants was filed late, and a Form 4 for Gupta Holdings, LLC regarding the conversion of its Series C Preferred Stock into, and exercise of certain warrants for, common stock, was not filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 4, 2004, IAP II entered into that certain Series B-2 Preferred Stock Purchase Agreement (the “Series B-2 Purchase Agreement”) between and among Halo and the persons listed on Schedule 1.01 thereto. Under the Series B-2 Purchase Agreement, IAP II agreed to purchase 750 shares of Halo’s Series B-2 Preferred Stock (the “Series B-2 Preferred Stock”) and warrants to acquire 750 shares of Series B-2 Preferred Stock, for a purchase price of $750,000 (the “Series B-2 Warrants”). Upon the closings under the Series B-2 Purchase Agreement, IAP II received 750 shares of Series B-2 Preferred Stock and the Series B-2 Warrants, exercisable over five (5) years, to purchase an aggregate of 750 shares of Series B-2 Preferred Stock at an exercise price of $1,000 per share. On January 31, 2005, the 750 Shares of Series B-2 Preferred Stock converted into 389,114 shares of common stock. Also on January 31, 2005, the Series B-2 Warrants became warrants, exercisable over five (5) years, to purchase an aggregate of 375,000 shares of common stock at an exercise price of $1.00 per share.

Mr. David Howitt, a director of Halo, invested $500,000 in IAP II and currently has approximately a fifty percent interest therein. ISIS Capital Management, LLC (“ISIS”), is the managing member of IAP II. The managing members of ISIS are Mr. Rodney A. Bienvenu, Jr., Chairman and Chief Executive Officer of Halo, and Mr. Ernest C. Mysogland, Halo’s Chief Legal Officer. Mr. Bienvenu holds a seventy percent equity interest in ISIS. Mr. Mysogland holds a thirty percent equity interest in ISIS. ISIS’s interest in IAP II provides for ISIS to receive twenty percent of the net profits received from IAP II’s investments.

On August 4, 2004, ISIS and Halo entered into a Consulting Agreement, pursuant to which Halo will pay ISIS for services requested of ISIS from time to time, including, without limitation, research services, at ISIS’s regular rates or at the cost incurred by ISIS to provide such services, and will reimburse ISIS for any costs incurred by ISIS on behalf of Halo.

On August 4, 2004, Halo granted ISIS certain non-qualified options to acquire 200,914 shares of common stock. All such options have an exercise price of $6.75 per share. The exercise of such options is subject to the achievement of certain vesting and milestone terms (subject to the terms of the stock option greement). Any of the above-described options not previously exercisable shall be vested and exercisable on August 4, 2009.

Halo has entered into a written employment agreements with Rodney A. Bienvenu, Jr., its Chairman and Chief Executive Officer, and Ernest C. Mysogland, its Executive Vice President, Chief Legal Officer and Secretary, each as of August 4, 2004. Under the terms of these agreements, any investment, acquisition or other opportunities that Mr. Bienvenu or Mr. Mysogland may become aware of, other than through an employee, agent or representative of Halo, are not to be considered opportunities of Halo but shall be considered personal opportunities.

As of October 13, 2004, Halo entered into that certain Purchase Agreement Assignment (the “Assignment”). Under the Assignment, Halo acquired all of the rights and assumed all of the liabilities of the Purchaser under that certain Membership Interest Purchase Agreement (as amended by the Extension, the “Purchase Agreement”) made and entered into as of September 2, 2004, by and between ISIS Capital Management, LLC (as the “Purchaser”) and Gupta Holdings, LLC, an affiliate of Platinum Equity, LLC (“Platinum”) (the “Seller”).

In contemplation of the Assignment to Halo, ISIS negotiated for an extension of the closing date (originally scheduled for September 30, 2004) until October 15, 2004, and paid the Seller $1,000,000 in exchange for such right. Under the Assignment, Halo agreed to repay ISIS (or its assignees), for the $1,000,000 ISIS paid to the Seller. Halo has issued certain notes to ISIS evidencing such obligations in the principal amount of $1,000,000. On January 31, 2005, the notes were automatically converted into Series C Notes. On March 31, 2005, in accordance with their terms, the Series C Notes converted into 1,000,000 shares of Series C Preferred Stock and warrants to acquire 1,000,000 shares of common stock. These warrants have an exercise price of $1.25 per share and are exercisable for a period of five years from the date of issuance.

Part of the consideration paid to the Seller under the Gupta Purchase Agreement consisted of a promissory note from ISIS in principal amount of $1,000,000, secured by the assets of ISIS. In order to compensate ISIS for issuing the note to the Seller, Halo issued to ISIS a $1,000,000 principal amount Series C Note. On March 31, 2005, ISIS converted the Series C Note into 1,010,000 shares of Halo’s Series C Preferred Stock and five-year warrants to purchase an additional 1,010,000 shares of Halo common stock at an exercise price of $1.25 per share.

Effective May 15, 2006, ISIS agreed to convert its Series C Stock into common stock, and to exercise the warrants issued in connection with the Series C Stock into Halo common stock. On June 30, 2006 such Series C Stock and warrants were converted and exercised, respectively.

As Halo is organized under the laws of the State of Nevada, and as Messrs. Bienvenu and Mysogland have financial interests in, and are members of ISIS, Halo’s entering into the Assignment may be subject to restrictions on transactions involving interested directors or officers applicable to Nevada corporations. The Company approved the Assignment and the transactions contemplated thereunder in accordance with applicable requirements of Nevada law, including Nevada Revised Statutes section 78.140. At the time of the approval, the Company had two directors, Mr. Bienvenu and Gus Bottazzi (“Bottazzi”). As disinterested director, Bottazzi approved the Assignment and the contemplated transactions, finding the Assignment and contemplated transactions to be fair to the Company, and with knowledge of the financial interests, commonality of directorships and memberships, and other aspects of the relationships between Mr. Bienvenu, Mr. Mysogland, ISIS and the Company (as described herein).

Furthermore, upon the acquisition of Gupta, in consideration of the Assignment and services previously performed by ISIS in connection with due diligence, financing contacts and structure, for its efforts in negotiating the terms of the acquisition (including the specific right to assign the Purchase Agreement to Halo), and undertaking the initial obligation regarding the purchase of Gupta, Halo agreed to pay ISIS, a transaction fee equal to $1,250,000, payable either in cash or, at the election of ISIS, in Series B-2 Securities, senior debt or senior equity issued in connection with the acquisition of Gupta. As of the date hereof, an aggregate of $50,000 of this transaction fee has been paid to ISIS. The remaining $1,200,000 has not yet been paid. Halo is also obligated to reimburse ISIS for any amount it incurred in connection with the negotiation and consummation of the transaction.

As of the date hereof, the aggregate payments made to ISIS during the last two years were approximately $75,000, which amount included $50,000 of the transaction fee payable with respect to the Gupta assignment and approximately $25,000 reimbursed to ISIS under the Consulting Agreement for costs incurred by ISIS on behalf of the Company, including rent, postage, supplies, telephone and other facility charges. As of the date hereof, the Company owes ISIS an aggregate of $45,534 as payment under the Consulting Agreement and as reimbursement for amounts incurred in connection with the negotiation and consummation of the Gupta transaction.

One of the Senior Noteholders under the Senior Note Agreement entered into in connection with the acquisition of Gupta, was B/T Investors, a general partnership. B/T Investors lent Halo a total of $975,000 under the Senior Note Agreement, and received Senior Notes in that principal amount. One of the partners in B/T Investors is Brian J. Sisko who is now Halo’s Chief Operating Officer. B/T Investors assigned its Senior Notes to its various partners, and Mr. Sisko received a Senior Note in the principal amount of $100,000. This note held by Mr. Sisko was paid off in August, 2005 when Halo refinanced its debt when it entered into the long term credit facility with Fortress Credit Corp.

On October 26, 2005, the Company, through TAC/ Halo, Inc., a wholly owned subsidiary of the Company (the “Merger Sub”) acquired Tesseract Corporation (“Tesseract”) from Platinum, an affiliate of the Company. At the time of the Tesseract Acquisition, Gupta Holdings, LLC, an affiliate of Platinum, owned 2,020,000 shares of Series C Preferred Stock of the Company, which is convertible into 2,020,000 shares of Common Stock of the Company, and warrants to acquire 2,312,336 shares of Common Stock. On an as-converted basis prior to the consummation of Merger, the shares of Series C Preferred Stock held by Gupta Holdings, LLC represented approximately 10% of the then outstanding shares of Common Stock of the Company. In connection with the Tesseract Acquisition, the Company paid Platinum merger consideration consisting of (i) $4,500,000 in cash payable at closing, (ii) 7,045,454 shares of Series D Preferred Stock of the Company, and (iii) $1,750,000 payable no later than March 31, 2006 and evidenced by a Promissory Note. The merger agreement, as amended, provided for a working capital adjustment of $1,000,000 to be paid no later than November 30, 2005. If not paid by such date, at the option of Platinum, the working capital adjustment could be converted into up to 1,818,182 shares of Series D Preferred Stock. Additionally, if the working capital adjustment is not paid on or before November 30, 2005, the Company must pay Platinum a monthly transaction advisory fee of $50,000 per month, commencing December 1, 2005. The working capital adjustment has not yet been paid.

Also on October 26, 2005, the Company completed the transactions contemplated by that certain Purchase Agreement (the “Purchase Agreement”) dated as of September 12, 2005 by and among the Company and Platinum, EnergyTRACS Acquisition Corp. (the “Foresight Seller”) and Milgo Holdings, LLC (the “Process Seller” and together with Platinum and the Foresight Seller, the “Sellers”) for the acquisition of 100% of the equity interests in DAVID Corporation, ProfitKey International, LLC, Foresight Software, Inc. and Process Software, LLC (the “Acquisition”). Pursuant to the Purchase Agreement, Platinum sold, assigned and delivered 100% of the common stock, no par value per share of DAVID Corporation, a California Corporation and a 100% membership interest in ProfitKey International LLC, a Delaware limited liability company, the Foresight Seller, an affiliate of Platinum, sold, assigned and delivered 100% of the common stock, par value $0.01 per share of Foresight Software, Inc., a Delaware corporation and the Process Seller, also an affiliate of Platinum, sold, assigned and delivered a 100% membership interest in Process Software, LLC, a Delaware limited liability company to the Company in exchange for the payment of an aggregate of Twelve Million Dollars ($12,000,000) in cash.

As of the date hereof, Platinum held 7,045,454 shares of Halo’s Series D Preferred Stock, which is convertible into 7,045,454 shares of Halo’s common stock. Furthermore, under the Tesseract Merger Agreement, as amended, Platinum has the right to convert certain working capital adjustments into an additional 1,818,182 shares of Series D Preferred Stock. Platinum has not yet elected to do so.

On January 11, 2006, Halo entered into certain convertible promissory notes (the “Series E Notes”) in the aggregate principal amount of Seven Hundred Thousand Dollars ($700,000) that automatically convert into (i) such number of fully paid and non-assessable shares of Halo’s Series E Preferred Stock (the “Series E Stock”) equal to the aggregate outstanding principal amount due under the Series E Notes plus the amount of all accrued but unpaid interest under the Series E Notes divided by $1.25, and (ii) warrants (the “Series E Warrants”) to purchase a number of shares of Halo’s common stock equal to 40% of such number of shares of Series E Stock issued to the holder.

Also on January 11, 2006, Halo entered into certain Subscription Agreements (the “Series E Subscription Agreements”) for the sale of Series E Stock and Series E Warrants. In addition to the conversion of the principal and interest under the Series E Notes described above, investors under the Series E Subscription Agreements agreed to invest $150,000 in cash and committed to convert principal and interest due under certain other promissory notes issued by Halo.

Certain of these transactions were entered into by Mr. David Howitt, a director of Halo. Mr. Howitt invested $350,000 under the notes, and agreed to invest another $150,000 under the Subscription Agreement. Mr. Howitt recused himself from the board of directors decisions approving these transactions.

Under the Series E Subscription Agreement, Mr. Howitt had the right, in the event that Halo completed or entered into agreements to sell equity securities on or before February 15, 2006, to convert the securities received under the Series E Subscription Agreement into such other equity securities as if he had invested the amount invested in such securities. Mr. Howitt has exercised this right and received the same securities as were issued under the Subscription Agreements the Company entered into with other investors on January 27 and on January 30, 2006 (the “January 2006 Subscription Agreements”).

Under the January 2006 Subscription Agreements, investors received convertible notes, the principal and interest of which were convertible into common stock and warrants. Each convertible note converted at its maturity into (i) such number of shares of Halo’s common stock equal to the aggregate outstanding principal amount due under the note plus the amount of all accrued but unpaid interest thereon (which had accrued at the rate of 10% per annum) divided by $1.25, and (ii) warrants to purchase a number of shares of Halo’s common stock equal to 75% of such number of shares of common stock (such warrants to have an exercise price of $1.25 per share). Under the January 2006 Subscription Agreement, Mr. Howitt received a $500,000 convertible note for his $500,000 investment.

On July 21, 2006, according to its terms, Mr. Howitt’s $500,000 note (together with accrued interest of $29,180.56) converted into an aggregate of 423,345 shares of its common stock and warrants to acquire 317,510 of common stock.

On October 12, 2006, the Company entered into a Subscription Agreement, a letter agreement and related agreements with Vision Opportunity Master Fund, Ltd. (“Vision”). Pursuant to these agreements, Vision invested in a convertible subordinated debt offering of the Company, and received certain Notes and Warrants convertible or exercisable for the Company’s Common Stock. Furthermore, the Company agreed that, for as long as Vision is a holder of at least 25% of the Notes or Warrants purchased under the Subscription Agreement (or the shares of Common Stock issuable upon the conversion or exercise thereof), Vision will have the right to nominate one director to the Company’s board of directors. The Company agreed to recommend that its shareholders approve such nomination at any stockholders’ meeting for the election of directors or in connection with any written consent of stockholders of the election of directors. In connection with these agreements, Vision has nominated Mr. Skriloff to be elected as a director of the Company. Accordingly, the Company has nominated Mr. Skriloff to be elected by the stockholders at the annual meeting of stockholders of the Company to be held on December 6, 2006.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of October 15, 2006, certain information regarding the beneficial ownership (1) of the Company’s capital stock outstanding by (i) each person who is known to the Company to own 5% or more of the Company’s common stock or Series D Preferred Stock, the outstanding voting securities, (ii) each director of the Company, (iii) certain executive officers of the Company and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Halo Technology Holdings, 200 Railroad Avenue, Greenwich, CT 06830. As of October 15, 2006, the Company had 29,406,625 shares of common stock issued and outstanding and 7,045,454 shares of Series D Preferred Stock issued and outstanding. The Series D Preferred Stock votes together with the common stock as a single class on all matters submitted to a vote of the stockholders of the Company, each share of Series D Preferred Stock and each share of common stock is entitled to one vote per share.

		Amount and		Percent of
		Nature of		Outstanding
	Name and Address of	Beneficial	Percent of	Voting
Title of Class	Beneficial Owner(1)	Ownership	Class	Securities(2)
Common	Rodney A. Bienvenu, Jr.(3)	4,443,609	14.87%	12.04%
Common	Ernest C. Mysogland(4)	3,674,484	12.34%	9.98%
Common	Brian J. Sisko(5)	238,174	*	*
Common	Jeff Bailey(6)	10,939	*	*
Common	Mark Finkel	—	—	—
Common	John A. Boehmer(7)	19,692	*	*
Common	David M. Howitt(8)	1,406,511	4.71%	3.81%
Common	Gordon O. Rapkin(9)	45,000	*	*
Common	All directors and executive officers as a group (8 persons) (10)	5,605,464	16.01%	13.33%
Common	Crestview Capital Master, LLC(11)	8,553,415	25.85%	21.32%
Common	Crestview Capital Partners, LLC(12)	8,553,415	25.85%	21.32%
Common	CAMOFI Master LDC(13)	6,179,215	18.49%	15.27%
Common	Richard Smithline(14)	6,179,215	18.49%	15.27%
Common	Gupta Holdings, LLC(15)	3,786,627	12.75%	10.31%
Common	Jerome N. Gold(16)	3,786,627	12.75%	10.31%
Common	Robert J. Joubran(17)	3,786,627	12.75%	10.31%
Common	Eva Kawalski(18)	3,786,627	12.75%	10.31%
Common	Platinum Equity, LLC(19)	10,832,081	32.08%	29.63%
Series D	Platinum Equity, LLC(20)	7,045,454	100.00%	29.63%
Common	Tom T. Gores(21)	10,832,081	32.08%	29.63%
Series D	Tom T. Gores(21)	7,045,454	100.00%	29.63%
Common	ISIS Acquisition Partners II, LLC(22)	1,195,807	4.02%	3.25%
Common	ISIS Acquisition Partners, LLC(23)	360,830	1.23%	*
Common	ISIS Capital Management, LLC(24)	3,484,007	11.70%	9.46%
Common	SEB Investments(25)	4,154,595	13.22%	10.80%
Common	Tobias Hagstrom(26)	4,154,595	13.22%	10.80%
Common	DCI Master LDC(27)	2,864,244	9.35%	7.60%
Common	Duncan Capital Group, LLC(28)	2,979,744	9.74%	7.92%
Common	Michael Crow(29)	2,979,744	9.74%	7.92%
Common	Vision Opportunity Master Fund, Ltd.(30)	7,082,156	19.43%	16.29%
Common	Vision Capital Advisors, LLC(31)	7,082,156	19.43%	16.29%
Common	Adam Benowitz(32)	7,082,156	19.43%	16.29%
Common	Stewart Flink(33)	8,553,415	25.85%	21.32%
Common	Robert Hoyt(34)	8,553,415	25.85%	21.32%
Common	Daniel Warsh(35)	8,553,415	25.85%	21.32%

*	Indicates less than one percent.

(1)	As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

(2)	Considers Common Stock and Series D Preferred Stock voting together as a single class, with the Common Stock entitled to one vote per share and the Series D Preferred Stock entitled to one vote per share of Series D Preferred Stock.

(3)	Rodney A. Bienvenu, Jr. Amount includes the securities or rights to acquire securities held or deemed to be held by ISIS Acquisition Partners II LLC (“IAP II”), ISIS Acquisition Partners LLC (“IAP”), and by ISIS Capital Management, LLC (“ISIS”) as described in notes 22, 23, and 24 below. Mr. Bienvenu is a managing member of ISIS, and ISIS is the managing member of IAP and IAP II. Mr. Bienvenu may be deemed to have voting and investment power with respect to shares beneficially owned by IAP II, IAP and/or ISIS and disclaims beneficial ownership of such shares, except to the extent of his respective proportionate pecuniary interest therein. Amount also includes vested options to acquire 787,500 shares of Common Stock at an exercise price of $1.19 per share, and vested options to acquire 69,128 shares of Common Stock at an exercise price of $1.08 per share.

(4)	Ernest C. Mysogland. Amount includes the securities or rights to acquire securities held by ISIS Acquisition Partners II LLC (“IAP II”), ISIS Acquisition Partners LLC (“IAP”), and by ISIS Capital Management, LLC (“ISIS”) as described in notes 22, 23, and 24 below. Mr. Mysogland is a managing member of ISIS, and ISIS is the managing member of IAP and IAP II. Mr. Mysogland may be deemed to have voting and investment power with respect to shares beneficially owned by IAP II, IAP and/or ISIS and disclaims beneficial ownership of such shares, except to the extent of his respective proportionate pecuniary interest therein. Amount also includes vested options to acquire 87,503 shares of Common Stock at an exercise price of $1.19 per share.

(5)	Brian J. Sisko. Amount includes warrants to acquire 50,674 shares of Common Stock, at an exercise price of $1.25 per share. Amount also includes vested options to acquire 187,500 shares of common stock at an exercise price of $1.08 per share

(6)	Jeff Bailey. Amount includes vested options to acquire 10,939 shares of Common Stock at an exercise price of $1.08 per share.

(7)	John A. Boehmer. Amount includes vested options to acquire 19,692 shares of Common Stock at an exercise price of $1.08 per share

(8)	David M. Howitt. Amount includes amounts held by IAP II as described in note 22 below, to the extent of Mr. Howitt’s interest in IAP II. Amount also includes 423,345 shares of Common Stock and warrants to acquire 317,510 of Common Stock at an exercise price of $1.25 per share. Further, amount includes vested options to acquire 19,692 shares of Common Stock at an exercise price of $1.08 per share

(9)	Gordon O. Rapkin. Amount includes vested options to acquire 45,000 shares of Common Stock at an exercise price of $1.19 per share.

(10)	Officers and Directors as a group. Amount includes shares held or deemed to be held by Messrs. Bienvenu, Mysogland and Howitt, without duplication, as described in notes 3, 4 and 8 above, and amounts held by Messrs. Sisko, Bailey, Boehmer, and Rapkin as described in notes 5,6,7 and 9 above.

(11)	Crestview Capital Master, LLC. Amount includes 4,876,944 shares of Common Stock, and promissory notes convertible into 3,676,471 shares of Common Stock.

(12)	Crestview Capital Partners, LLC. Amount includes securities or rights to acquire securities held by Crestview Capital Master, LLC as described in note 11. Crestview Capital Partners, LLC exercises voting and investment power over the shares held by this entity but disclaims beneficial ownership of the shares, except to the extent of its pecuniary interests therein.

(13)	CAMOFI Master LDC. Amount includes 2,164,359 shares of Common Stock, convertible into 2,000,000 shares of Common Stock, warrants to acquire 3,279,562 shares of Common Stock at an exercise price of $.68 per share, and subordinated promissory notes convertible into 735,294 shares of Common Stock.

(14)	Richard Smithline. Amount includes securities or rights to acquire securities held by CAMOFI Master LDC as described in note 13. Mr. Smithline exercises voting and investment power over the shares held by this entity. Mr. Smithline disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(15)	Gupta Holdings, LLC. Amount includes 3,494,291 shares of Common Stock and warrants to acquire 292,336 shares of Common Stock at an exercise price of $1.25 per share.

(16)	Jerome N. Gold. Amount includes securities and rights to acquire securities held by Gupta Holdings, LLC as described in note 15. Mr. Gold exercises voting and investment power over the shares held by this entity. Mr. Gold disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(17)	Robert J. Joubran. Amount includes securities and rights to acquire securities held by Gupta Holdings, LLC as described in note 15. Mr. Joubran exercises voting and investment power over the shares held by this entity. Mr. Joubran disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(18)	Eva Kawalski. Amount includes securities and rights to acquire securities held by Gupta Holdings, LLC as described in note 15. Ms. Kawalski exercises voting and investment power over the shares held by this entity. Ms. Kawalski disclaims beneficial ownership of the shares, except to the extent of her pecuniary interests therein.

(19)	Platinum Equity, LLC. Amount includes securities and rights to acquire securities held by Gupta Holdings, LLC as described in note 15, and Series D Preferred Stock as described in note 20.

(20)	Platinum Equity, LLC. Amount includes 7,045,454 shares of Series D Preferred Stock convertible into 7,045,454 shares of Common Stock.

(21)	Tom T. Gores. Amount includes securities and rights to acquire securities held by Gupta Holdings, LLC as described in note 15, and Series D Preferred Stock held by Platinum Equity, LLC as described in note 20. Mr. Gores exercises voting and investment power over the shares held by these entities. Mr. Gore disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(22)	ISIS Acquisition Partners II, LLC. Amount includes 837,136 shares of Common Stock and warrants to acquire 375,000 shares of Common Stock at an exercise price of $1.00 per share.

(23)	ISIS Acquisition Partners, LLC. Amount includes 374,479 shares of Common Stock.

(33)	ISIS Capital Management, LLC (“ISIS”). Amount includes 2,000,366 shares of Common Stock,. Amount also includes the securities or rights to acquire securities held by ISIS Acquisition Partners II LLC (“IAP II”) and by ISIS Acquisition Partners LLC (“IAP”) as described in footnotes 22 and 23. ISIS is the managing member of IAP and IAP II and has voting and investment power with respect to shares beneficially owned by IAP II and/or IAP.

(25)	SEB Asset Management. Amount includes 2,134,595 shares of Common Stock, and warrants to acquire 2,020,000 shares of Common Stock at an exercise price of $1.25 per share.

(26)	Tobias Hagstrom. Amount includes securities and rights to acquire securities held by SEB Asset Management as described in note 25. Mr. Hagstrom exercises voting and investment power over the shares held by this entity. Mr. Hagstrom disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(27)	DCI Master, LDC. Amount includes 1,632,490 shares of Common Stock, and warrants to acquire 1,231,754 shares of Common Stock at an exercise price of $1.25 per share.

(28)	Duncan Capital Group, LLC. Amount includes 75,000 shares of Common Stock, and warrants to acquire 40,500 shares of Common Stock at an exercise price of $1.25 per share. Amount also includes the securities or rights to acquire securities held by DCI Master, LDC as described in note 27 above.

(29)	Michael Crow. Amount includes the securities or rights to acquire securities held by DCI Master, LDC as described in note 27 above, and Duncan Capital Group as described in note 28 above. Mr. Crow exercises voting and investment power over the shares held by this entity. Mr. Crow disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(30)	Vision Opportunity Master Fund, Ltd. Amount includes 46,945 shares of Common Stock, warrants to acquire 785,209 shares of Common Stock at an exercise price of $1.25 per share, warrants to acquire 2,205,884 shares of Common Stock at an exercise price of $.80 per share and promissory notes convertible into 4,044,118 shares of Common Stock.

(31)	Vision Capital Advisors, LLC. Amount includes securities or rights to acquire securities held by Vision Opportunity Master Fund, Ltd. as described in note 30. Vision Capital Advisors, LLC. exercises voting and investment power over the shares held by Vision Opportunity Master Fund, Ltd. but disclaims beneficial ownership of the shares, except to the extent of its pecuniary interests therein.

(32)	Adam Benowitz. Amount includes securities or rights to acquire securities held by Vision Opportunity Master Fund, Ltd. as described in note 30 and Vision Capital Advisors, LLC. As described in note 31. Mr. Benowitz exercises voting and investment power over the shares held by Vision Capital Advisors, LLC but disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(34)	Robert Hoyt. Amount includes securities or rights to acquire securities held by Crestview Capital Master, LLC as described in note 11. As described in note 12, Crestview Capital Partners, LLC exercises voting and investment power over the shares held by Crestview Capital Master, LLC. Mr. Hoyt is a Manager of Crestview Capital Partners, LLC. Mr. Hoyt disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

(35)	Daniel Warsh. Amount includes securities or rights to acquire securities held by Crestview Capital Master, LLC as described in note 11. As described in note 12, Crestview Capital Partners, LLC exercises voting and investment power over the shares held by Crestview Capital Master, LLC. Mr. Warsh is a Manager of Crestview Capital Partners, LLC. Mr. Warsh disclaims beneficial ownership of the shares, except to the extent of his pecuniary interests therein.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF AUDITORS

Mahoney Cohen & Company, CPA, P.C. (“Mahoney Cohen”) has been selected by the Board of Directors to act as the Company’s independent public accountants for the fiscal year ending June 30, 2007. The stockholders are being asked to ratify this selection. Representatives from Mahoney Cohen are expected to be present at the annual meeting, either in person or by telephone, and will have the opportunity to make a statement if they desire. They will be available to respond to appropriate questions.

Audit Fees.  The aggregate fees billed by Mahoney Cohen for professional services rendered for the audit of our annual financial statements for fiscal year ended June 30, 2006 and the reviews of the financial statements included in our Forms 10-QSB and other Securities and Exchange Commission filings, were $435,000 and the audit fees for the fiscal year ended June 30, 2005 were $220,000.

Audit-Related Fees.  The aggregate fees billed by Mahoney Cohen for professional services rendered for audit-related services for fiscal year ended June 30, 2006 were $105,000 which related primarily to the Company’s various registration statements, and the audit-related fees for the fiscal year ended June 30, 2005 were $44,000, which related primarily to the review of the Company’s registration statement filings in 2005.

Tax Fees.  The aggregate fees billed by Mahoney Cohen for professional services related to the review of the Company’s tax return and tax consulting for the Company for the fiscal year ended June 30, 2006 were $0. There were no tax fees for the fiscal year ended June 30, 2005.

All Other Fees.  The aggregate of all other fees billed by Mahoney Cohen for services rendered to the Company during fiscal years ended June 30, 2006 was $467,000. These fees related to the acquisition and audit of Tesseract, David Corporation, Process Software, ProfitKey International, and Foresight Software, Inc. For the fiscal year ended June 30, 2005, the aggregate of all other fees billed by Mahoney Cohen for services rendered to the Company was $205,000. These fees related to the acquisition and audit of Gupta.

Pre-Approval of Services by Auditors

The Board of Directors approves in advance all auditing services and permitted non-audit services (including the fees and terms of those services) to be performed for the Company by its independent auditors. The Board of Directors must approve in advance the engagement of Mahoney Cohen to perform such services. The Company has not yet completed formalizing our pre-approval polices and procedures, but will comply with all required applicable rules. All of the fees and services described above were approved in advance by the Board of Directors.

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Mahoney Cohen.

PROPOSAL THREE — APPROVAL OF HALO TECHNOLOGY HOLDINGS
2006 EQUITY COMPENSATION PLAN

On October 27, 2006, the Board of Directors adopted the Halo Technology Holdings 2006 Equity Compensation Plan (the “2006 Plan”), subject to stockholder approval. If approved by stockholders, the 2006 Plan will be deemed to have become effective on October 27, 2006.

The Board of Directors believes that the 2006 Plan will attract and retain officers and other employees, consultants and directors of the Company and related companies. The Board of Directors believes that the approval of the 2006 Plan is in the best interests of the Company and its stockholders.

The following is a brief description of the 2006 Plan. The full text of the 2006 Plan is attached as Appendix A hereto. You are encouraged to read the 2006 Plan in its entirety.

Administration of the Plan

The 2006 Plan shall be administered by the Compensation Committee of the Board of Directors, which shall consist solely of not fewer than two directors of the Company who shall be appointed by, and serve at the pleasure of, the Board of Directors (taking into consideration the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the Code). The Committee shall have the authority:

(1) to select the employees, consultants and directors of the Company or an affiliate to be granted Awards under the Plan and to grant such Awards at such time or times as it may choose;

(2) to determine the type and size of each Award, including the number of Shares subject to the Award;

(3) to determine the terms and conditions of each Award;

(4) to amend an existing Award in whole or in part (including the extension of the exercise period for any NQSO), except that the Committee may not (i) lower the exercise price of any Option, or (ii) without the consent of the Participant holding the Award, take any action under this clause if such action would adversely affect the rights of such Participant;

(5) to adopt, amend and rescind rules and regulations for the administration of the Plan;

(6) to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it; and

(7) to adopt such modifications, amendments, procedures, sub-plans and the like which may be inconsistent with the provisions of the Plan, as may be necessary to comply with the laws and regulations of other countries in which the Company and its related companies operate in order to assure the viability of Awards granted under the Plan to individuals in such other countries.

Eligibility

The Company’s employees, consultants and directors, or the employees, consultants and directors of the Company’s related companies, may receive awards under the 2006 Plan. Currently, there are approximately 265 persons who would be eligible to receive awards under the 2006 Plan.

Authorized Shares, Limits on Awards

Subject to any future adjustment for share splits and similar events, the total number of shares of common stock of the Company, par value $0.0001 per share (“Shares”) that can be delivered under the 2006 Plan initially is 3,000,000. The total number of Shares that may be delivered under the 2006 Plan with respect to ISOs is 3,000,000. No employee may receive options and/or stock appreciation rights for more than 4 million Shares during any calendar year; or more than 4 million dividend equivalent rights during any calendar year. The maximum number of Shares that may be issued to any employee under an Award in any calendar year is 4 million. Shares available under the Plan may be authorized but unissued Shares or reacquired Shares. If any award that requires the participant to exercise the award for Shares to be delivered terminates without having been exercised in full, if any Shares subject to an award are forfeited, if any shares are withheld for the payment of taxes with respect to an award, or if any award payable in cash or shares is paid in cash rather than in Shares, the unexercised portion of the award, the forfeited Shares, the withheld Shares, or the portion that was paid in cash will continue to be available for future awards. However, if an option is cancelled, the shares subject to such option will continue be counted against the maximum number of Shares specified above for which options may be granted to an employee in any calendar year. In addition, the aggregate fair market value, determined at the time the option is granted, of shares with respect to which ISOs are exercisable for the first time by any participant during any calendar year, under the 2006 Plan and under any other ISO plan of the Company or a related company, may not exceed $100,000. The fair market value of a Share as of October 26, 2006 is $.80.

Types of Awards

The 2006 Plan provides for the granting of the following types of awards:

Stock Options.  The 2006 Plan permits the Compensation Committee to grant options that qualify as ISOs under the Internal Revenue Code of 1986, as amended (the “Code”), and options that do not so qualify (“NQSOs”). Only employees of the Company or a subsidiary may receive ISOs. The Compensation Committee determines the exercise price of each option. The exercise price of an ISO, however, may not be less than 100% of the fair market value of the underlying shares on the date of grant (110% in the case of an ISO granted to a greater-than-10% shareholder). The exercise price of any option may not be less than the par value of the underlying Share(s).

The Compensation Committee will fix the term of each option, but no term may exceed 10 years from the date of grant (five years in the case of an ISO granted to a greater-than-10% shareholder). The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee.

Stock Appreciation Rights.  The Compensation Committee may grant two types of stock appreciation rights, one that entitles the participant to receive upon exercise an amount in Shares measured by the increase since the date of grant in the value of the Shares covered by the right (an “Exercisable SAR”). The other type of stock appreciation right entitles the participant to receive as soon as practicable after the right vests (unless the Compensation Committee specifies a later date in the award agreement), cash equal to the increase since the date of grant through the vesting date in the value of the Shares covered by the right (a “Vesting SAR”). The Compensation Committee may accelerate the date(s) on which Exercisable SARs may be exercised or the date(s) on which Vesting SARs vest.

Restricted Stock.  The Compensation Committee may grant shares of restricted stock (for any or no consideration), subject to any restrictions the Compensation Committee may determine. The Compensation Committee may accelerate the date(s) on which the restrictions will lapse. Before the lapse of restrictions on Shares of restricted stock, the participant will have voting and dividend rights on the shares, unless the Compensation Committee determines otherwise.

Restricted Stock Unit.  The Compensation Committee may grant restricted stock units subject to any restrictions the Compensation Committee may determine. A restricted stock unit entitles a participant to receive (with respect to a vested restricted stock unit) one share of the Company’s stock, the cash value thereof, or a combination of both. Although a participant will not have voting or dividend rights with respect to his or her restricted stock units, a participant will have dividend equivalent rights on his or her restricted stock units.

Performance Stock.  The Compensation Committee may grant awards entitling a participant to receive Shares, the cash value thereof, or a combination of both, without payment therefore if certain performance criteria are met. Receipt of the Shares (or cash) may be conditioned on the achievement of goals using one or more of the following criteria: return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of Shares, economic value added, total shareholder return, net income, pre-tax income, earnings per Share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, net revenue per shipment, net revenue growth, increase in customer base, environmental health and safety, diversity, and/or quality.

Contract Stock.  The Compensation Committee may grant awards entitling a participant to receive Shares without payment therefore if the participant continues providing services to the Company or related company through a date(s) specified in the participant’s award agreement.

Bonus Stock.  The Compensation Committee may grant awards entitling a participant to receive Shares without payment therefore as a bonus for services provided to the Company or a related company.

Dividend Equivalent Rights.  The Compensation Committee may grant awards entitling a participant to receive a benefit in lieu of cash dividends that would have been payable on any or all Shares subject to another award granted to the participant had the shares been outstanding.

Treatment of Awards upon Termination of Service

If a participant’s service terminates by reason of death or disability, all options and Exercisable SARs then held by the participant that were not exercisable immediately before the termination of service will terminate on that date, except as otherwise stated in the participant’s award agreement. Any vested options and Exercisable SARs will remain exercisable for one year from the date of termination of service, or for a shorter or longer period as stated in the participant’s award agreement. In the event of any other termination of service, all options and Exercisable SARs held by the participant that are not then exercisable will terminate (except as otherwise stated in the participant’s award agreement). Except as otherwise provided by the award agreement, any options or Exercisable SARs that were exercisable generally will continue to be exercisable for three months, or for a longer period as stated in the participant’s award agreement, with the exception of a termination for “cause,” in which case all options and Exercisable SARs (whether or not exercisable) shall terminate upon such termination of service. Notwithstanding the post-termination exercise periods described above, no option or Exercisable SARs may be exercised beyond its original term.

If a participant holds shares of restricted stock and terminates service for any reason, including death or disability, before the lapse of the restrictions, the participant must forfeit the shares to the Company; except that the participant’s award agreement may provide that the restrictions lapse upon a specified type of termination of service. Except as otherwise stated in a participant’s award agreement, all other types of awards including Vesting SARs, restricted stock units, performance stock awards, contract stock awards, bonus stock awards, and dividend equivalent rights, to which a participant has not become entitled will terminate irrevocably upon the participant’s termination of service for any reason, including death or disability.

Transferability

No ISO granted under the 2006 Plan may be transferred other than by will or by the laws of descent and distribution. No other award may be transferred, except to the extent provided in a participant’s award agreement. During a participant’s lifetime, an award requiring exercise may be exercised only by the participant, or, in the event of the participant’s incapacity, the person(s) legally appointed to act on the participant’s behalf.

Adjustments in Shares; Corporate Transactions

If a stock dividend, stock split, reverse split, or similar change in capitalization occurs, the Compensation Committee will make appropriate adjustments to the maximum number of shares that may be delivered under the 2006 Plan, the maximum number of shares that may be delivered under the Plan with respect to ISOs, the maximum number of shares with respect to which options, stock appreciation rights or other awards may be granted in any calendar year, the exercise price of outstanding options, and the number of shares issuable after an award is exercised or vests.

If a corporate transaction occurs (such as a merger, consolidation, sale of all or substantially all of the Company’s property or the sale of more than 50% of the outstanding shares of the Company’s stock, separation, reorganization or liquidation), each outstanding award will be assumed by the surviving or successor entity. In the event of a proposed corporate transaction, however, the Compensation Committee may terminate all or a portion of any outstanding award, effective upon the closing of the corporate transaction, if the Compensation Committee determines that doing so is in the Company’s best interests. If so, the Compensation Committee will give each participant holding an option and stock appreciation right (that is payable upon exercise) not less than seven days’ notice before the termination to exercise any such option or stock appreciation right that is to be so terminated, to the extent it is then exercisable, before the termination. Further, in the event of a corporate transaction, the Compensation Committee, in its discretion, may:

•	accelerate the date on which options, stock appreciation rights and restricted stock units vest;

•	remove restrictions from outstanding shares of restricted stock;

•	cause the delivery of any performance stock, even if the associated performance goals have not been met;

•	cause the payment of any contract stock, even if the date such stock is to be delivered has not been reached; and/or

•	cause the payment of any dividend equivalent rights.

The Compensation Committee may also change the terms of any outstanding award to reflect the corporate transaction, subject to certain limitations. Finally, the Compensation Committee may, in lieu of the actions described above, arrange to have the surviving or acquiring entity grant the participant a replacement award that, in the judgment of the Compensation Committee, is substantially equivalent to the replaced award (if the participant will provide services to the surviving or acquiring entity or an affiliate).

Federal Income Tax Consequences of Awards and Options under the 2006 Plan

The income tax consequences of the 2006 Plan under current federal law, which is subject to change, are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

ISOs.  To the extent options issued under the 2006 Plan qualify as ISOs under Section 422 of the Code, the Company’s principal Federal income tax consequences to each participant receiving an ISO generally should be as follows:

(1) The participant will not recognize taxable income on the grant of the ISO. Moreover, the participant generally will not recognize taxable income on the participant’s exercise of the ISO, provided the participant was an employee of the Company or of any of its subsidiary companies, as defined in Section 424(f) of the Code, during the entire period from the date of grant of the ISO until three months before the date of exercise, increased to 12 months if the participant’s employment ceased due to permanent and total disability. However, an amount, generally equal to the excess of the fair market value of the shares over the exercise price at the time of exercise, will be included in the participant’s alternative minimum taxable income in the year of exercise. The employment requirement that an ISO be exercised within three months of the participant’s termination of employment is waived if the participant dies while employed or during such period, in which case the ISO will remain exercisable for 12 months from the date of the participant’s death. Of course, in all of these situations, the ISO itself may provide a shorter exercise period after the participant’s employment ceases than the allowable period under the Code. If the employment requirements described above are not met, the tax consequences relating to NQSOs, discussed below, will apply.

(2) If the participant disposes of the shares acquired under the ISO at least two years after the date of grant the ISO and at least one year following the date the shares are transferred to the participant following the exercise of the ISO, the participant will recognize a long-term capital gain or loss, equal to the difference between the amount realized on the disposition and the exercise price, assuming the participant held the shares as capital assets.

(3) If the participant makes a disqualifying disposition of the shares, that is, disposes of the shares within two years after the date of grant of the ISO or within one year after the shares are transferred to the participant following the exercise of the ISO, but all other requirements of Section 422 of the Code are met, the participant generally will recognize ordinary income on disposition of the shares in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the exercise price, or (ii) the amount realized on disposition minus the exercise price. Disqualifying dispositions of shares may also, depending on the sales price, result in either long-term or short-term capital gain or loss under the Code rules that govern other stock dispositions, assuming that the participant held the shares as capital assets.

(4) If all requirements of Section 422 of the Code, including the holding and employment requirements described in (1) and (2) above, are met, the Company is not entitled to any federal income tax deduction with respect to the ISO. If any of the requirements are not met, the Company will be allowed a federal income tax deduction to the extent of the ordinary income includible in the participant’s gross income in accordance with the provisions of Section 83 of the Code, and Section 162(m) of the Code to the extent applicable, and the regulations under those Sections.

Nonqualified Stock Options.  If options are NQSOs when granted under the 2006 Plan, or if options, when granted, are intended to be ISOs but fail to qualify as ISOs, the principal federal income tax consequences to the Company and each participant generally should be as follows:

(1) The participant will not recognize taxable income on the grant of the NQSO.

(2) The participant will recognize ordinary income at the time of exercise of the NQSO, in an amount equal to the excess of the shares’ fair market value at the time of the exercise over the exercise price.

(3) The Company will not be entitled to a deduction on the grant of the NQSO. The Company will be entitled to a deduction to the extent of the ordinary income the participant recognizes in accordance with the rules of Section 83 of the Code, and Section 162(m) of the Code to the extent applicable, and the regulations under those Sections.

(4) Gain or loss that is recognized by the participant after a subsequent disposition of shares will be short-term or long-term capital gain or loss, if the shares are otherwise capital assets in the participant’s hands.

(5) Section 162(m) of the Code limits the extent to which the compensation paid to the Company’s chief executive officer, or the person acting in that capacity, and the four highest compensated executives other than the chief executive officer (collectively, the “Covered Employees”), is deductible by the Company when the annual compensation for any Covered Employee exceeds $1,000,000 in a taxable year. Compensation for purposes of Section 162(m) includes cash compensation and noncash benefits paid for services, including, with respect to NQSOs, the difference between the exercise price and the market value of the stock at the time of exercise, subject to some exclusions. However, approval of the 2006 Plan by the Company’s shareholders will prevent the spread on exercise of NQSOs from being treated as compensation for purposes of Section 162(m), so that the Company will be entitled to deduct any compensation recognized on the exercise of the NQSOs granted under the Plan.

Stock Appreciation Rights.  To the extent that a participant exercises an Exercisable SAR or receives payment with respect to a Vesting SAR granted under the 2006 Plan, the principal Federal income tax consequences to the Company and each participant generally should be as follows:

(1) When the Company grants the stock appreciation right, a participant recognizes no taxable income, and the Company is not entitled to a deduction.

(2) When the participant exercises an Exercisable SAR or receives payment with respect to a Vesting SAR, the participant will recognize ordinary income as of the date of exercise or payment, respectively, in an amount equal to the excess of the fair market value of the shares on the date of exercise or vesting, respectively, over the fair market value of the shares on the date of grant to which the stock appreciation rights relate.

(3) The Company is entitled to a deduction, in the same year in which the participant recognizes income, to the extent of the amount includible in the participant’s gross income in accordance with the rules of Section 83 of the Code, and Section 162(m) of the Code to the extent applicable, and the regulations under those Sections.

(4) Gain or loss that the participant recognizes after a subsequent disposition of shares will be short-term or long-term capital gain or loss, if the shares are otherwise capital assets in the participant’s hands.

(5) The Company’s otherwise allowable deduction for compensation paid or accrued to any Covered Employee is generally limited under Section 162(m) of the Code to $1,000,000 per taxable year. However, approval of the 2006 Plan by the Company’s shareholders will prevent the spread upon exercise or payment, as applicable, of stock appreciation rights from being treated as remuneration for purposes of Section 162(m), so that the Company will be entitled to deduct any compensation recognized on exercise, or payment, of stock appreciation rights granted under the 2006 Plan.

(6) The Company recognizes no gain or loss when it issues stock with respect to an Exercisable SAR under the 2006 Plan.

Restricted Stock Awards.  The principal Federal income tax consequences to the Company and each participant if granted restricted stock under the 2006 Plan generally should be as follows:

(1) When the Company grants restricted stock, the participant will not recognize taxable income, and the Company will not be entitled to a deduction, unless the participant timely elects under Section 83(b) of the Code to be taxed at the time of the grant.

(2) When the Company pays dividends attributable to restricted stock, the participant will recognize ordinary income at the time the dividends are paid to the participant.

(3) After the lapse of all restrictions on shares issued through a restricted stock award, the participant will recognize ordinary income in an amount equal to the fair market value of the shares on the date of vesting, unless the participant elected previously and timely under Section 83(b) of the Code to be taxed at the time of grant.

(4) The basis of the shares received by the participant after the vesting of a restricted stock grant is the amount recognized by the participant as income attributable to the shares, as described in (3) above, plus any purchase price paid for the restricted stock. The participant’s holding period for the shares begins on the day after the date of vesting (or, if the participant previously made a timely election under Section 83(b) of the Code to be taxed at the time of grant, on the day after the date of grant). When the participant disposes of the shares, the participant will recognize a short- or long-term capital gain or loss, under Code rules that govern stock dispositions, assuming that the participant held the shares as capital assets.

(5) The Company will generally be entitled to a deduction, in the same year in which the participant recognize income, equal to the amount of ordinary income includible in the participant’s gross income in accordance with the rules of Section 83 of the Code, and Section 162(m) of the Code to the extent applicable, and the regulations under those Sections.

(6) The otherwise allowable deduction for compensation paid or accrued to any Covered Employee is generally limited under Section 162(m) of the Code to $1,000,000 per taxable year. Restricted stock grants, and the dividends received on them, should be treated as compensation for purposes of this $1,000,000 limit (unless the Covered Employee’s vesting in them is subject to performance criteria).

Restricted Stock Unit Awards.  The principal Federal income tax consequences of the Company and the Participant if granted restricted stock units under the 2006 Plan generally should be as follows:

(1) When the Company grants the participant a restricted stock unit award, the participant will not recognize taxable income, and the Company will not be entitled to a deduction.

(2) After the shares or cash with respect to a restricted stock unit is delivered to a participant, the participant will recognize ordinary income in an amount equal to the fair market value of the shares on the date of delivery.

(3) If shares are delivered with respect to the restricted stock unit, the basis of the shares received is the amount the participant recognized as income attributable to the shares, as described in (2) above. The participant’s holding period for the shares begins on the day after the date of delivery. When the participant disposes of the shares, the participant will recognize a short- or long-term capital gain or loss, under Code rules that govern stock dispositions, assuming that the participant held the shares as capital assets.

(4) The Company will generally be entitled to a deduction, in the same year in which the participant recognizes income, equal to the amount of ordinary income includible in the participant’s gross income in accordance with the rules of Section 83 of the Code, and Section 162(m) of the Code to the extent applicable, and the regulations under those Sections.

(5) The otherwise allowable deduction for compensation paid or accrued to any Covered Employee is generally limited under Section 162(m) of the Code to $1,000,000 per taxable year. Restricted stock units should be treated as compensation for purposes of this $1,000,000 limit (unless the Covered Employee’s vesting in them is subject to performance criteria).

Performance Stock Awards.  The principal Federal income tax consequences to the Company and each participant if granted performance stock under the 2006 Plan generally should be as follows:

(1) When the Company grants the participant a performance stock award, the participant will not recognize taxable income, and the Company will not be entitled to a deduction.

(2) After the shares or cash with respect to a performance stock award is delivered to a participant, the participant will recognize ordinary income in an amount equal to the fair market value of the shares on the date of delivery.

(3) If shares are delivered with respect to the performance stock award, the basis of the shares the participant receives through the performance stock award is the amount the participant recognized as income attributable to the shares, as described in (2) above. The participant’s holding period for the shares begins on the day after the date of the grant. When the participant disposes of the shares, the participant will recognize a short- or long-term capital gain or loss, under Code rules that govern stock dispositions, assuming that the participant holds the shares as capital assets.

(4) Generally, the Company will be entitled to a deduction, in the same year in which the participant recognizes income, equal to the amount of ordinary income includible in the participant’s gross income in accordance with the rules of Section 83 of the Code, and Section 162(m) of the Code to the extent applicable, and the regulations under those Sections.

(5) The otherwise allowable deduction for compensation paid or accrued to any Covered Employee is generally limited under Section 162(m) of the Code to $1,000,000 per year. However, approval of the 2006 Plan by the Company’s shareholders will prevent the performance stock from being treated as compensation for purposes of Section 162(m) (provided the performance goals are pre-established in accordance with the regulations issued under Section 162(m) of the Code), so that the Company will be entitled to deduct any compensation recognized through the participant’s receipt of the performance stock.

(6) The Company will recognize no gain or loss when it issues performance stock under the 2006 Plan.

Contract Stock Awards.  The principal Federal income tax consequences to the Company and each participant if granted contract stock under the 2006 Plan generally should be as follows:

(1) When the Company grants the participant a contract stock award, the participant will not recognize taxable income, and the Company will not be entitled to a deduction.

(2) When the Company delivers the contract stock to the participant, the participant will recognize ordinary income in an amount equal to the fair market value of the stock on the date of delivery.

(3) The basis of the stock received by the participant through the contract stock award is the amount the participant recognized as income attributable to the stock, as described in (2) above. The holding period for the stock begins on the day after the date of the delivery. When the participant disposes of the stock, the participant will recognize a long-term or short-term capital gain or loss, under Code rules that govern stock dispositions, assuming that the participant holds the stock as a capital asset.

(4) Generally, the Company will be entitled to a deduction, in the same year in which the participant recognizes income, equal to the amount of ordinary income includable in the participant’s gross income in accordance with the rules of Section 83 of the Code, and Section 162(m) of the Code to the extent applicable, and the regulations under those Sections.

(5) The otherwise allowable deduction for compensation paid or accrued to any Covered Employee generally is limited under Section 162(m) of the Code to $1,000,000 per taxable year. Contract stock awards should be treated as compensation for purposes of this $1,000,000 limit.

(6) The Company will recognize no gain or loss when it issues contract stock under the 2006 Plan.

Bonus Stock Awards.  The principal federal income tax consequences to the company and each participant if granted bonus stock under the 2006 Plan generally should be as follows:

(1) The participant will recognize ordinary income in an amount equal to the fair market value of the stock on the date of grant.

(2) The basis of the stock received by the participant through a bonus stock award is the amount recognized as income attributable to the stock, as described in (1) above. The holding period for the stock begins on the day after the date of the grant. When the participant disposes of the stock, the participant will recognize a long-term or short-term capital gain or loss, under Code rules that govern stock dispositions, assuming that the participant holds the stock as a capital asset.

(3) Generally, the Company will be entitled to a deduction, in the same year in which the participant recognizes income, equal to the amount of ordinary income includable in the participant’s gross income in accordance with the rules of Section 83 of the Code, and Section 162(m) of the Code to the extent applicable, and the regulations under those Sections.

(4) The otherwise allowable deduction for compensation paid or accrued to any Covered Employee generally is limited under Section 162(m) of the Code to $1,000,000 per year. Bonus stock should be treated as compensation for purposes of this $1,000,000 limit.

(5) The Company recognizes no gain or loss when it issues bonus stock under the 2006 Plan.

Dividend Equivalent Rights.  If a participant receives dividend equivalent rights under the 2006 Plan, the principal Federal income tax consequences to the Company and each participant generally should be as follows:

(1) The participant will recognize ordinary income as of the date the dividend equivalent rights are paid to the participant.

(2) The Company is entitled to a deduction, in the same year in which the participant recognizes income, equal to the amount includible in the participant’s gross income in accordance with the rules of Section 83 of the Code, and Section 162(m) of the Code to the extent applicable, and the regulations under those Sections.

(3) The otherwise allowable deduction for compensation paid or accrued to any Covered Employee is generally limited under Section 162(m) of the Code to $1,000,000 per year. Amounts attributable to dividend equivalent rights should be treated as compensation for purposes of the $1,000,000 limit.

New Plan Benefits

Under the 2006 Plan, an aggregate of up to 3,000,000 shares can be issued to employees, consultants and directors under the terms of the 2006 Plan. The shares will have a value equivalent to the fair market value on the date of grant. The Company has no immediate intention to issue share awards under the 2006 Plan; however, the Company has committed to issue certain options described below under the 2006 Plan, subject to stockholder approval.

Additional future awards under the 2006 Plan will be granted at the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to stock-based compensation under the 2005 Plan and 2002 Plan is printed elsewhere in this Proxy Statement and in our financial statements for the fiscal year ended June 30, 2006, located in our annual report on Form 10-KSB/A which accompanies this Proxy Statement. If stockholders decline to approve the 2006 Plan, awards will not be granted under the 2006 Plan.

Amendment and Duration of 2006 Plan

No ISO may be granted under the 2006 Plan after October 26, 2016, but ISOs previously granted may extend beyond that date. Awards other than ISOs may be granted after that date. The Compensation Committee may at any time discontinue granting awards under the 2006 Plan. The Board of Directors may at any time amend or terminate the 2006 Plan, and the Compensation Committee may amend any outstanding award, other than lowering the exercise price of options for any purpose, except that the following amendments may not be made without shareholder approval:

•	an increase in the maximum number of shares with respect to which ISOs may be granted under the 2006 Plan;

•	a change in the class of employees eligible to receive ISOs under the 2006 Plan;

•	an extension of the 2006 Plan’s duration with respect to ISOs; and

•	any amendment to the 2006 Plan requiring shareholder approval under the $1 million deduction limit on compensation in Section 162(m) of the Code; and

•	any amendment of the 2006 Plan requiring shareholder approval under any other applicable law, rule or regulation.

Further, no amendment or termination of the 2006 Plan or amendment of an outstanding award may adversely affect the rights of any participant, without the participant’s consent, under any award previously granted.

Securities Authorized for Issuance Under Equity Compensation Plans.

The following table sets forth as of June 30, 2006, certain information regarding the securities authorized for issuance under the 2002 Stock Incentive Plan, and the 2005 Equity Incentive Plan, which are the only equity compensation plans of the Company prior to adoption of the Halo Technology Holdings 2006 Equity Incentive Plan if adopted.

Equity Compensation Plan Information

			Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	3,643,500	$1.17	4,756,500
Equity compensation plans not approved by security holders	570,077	$5.38	206,534
Total	4,213,577	$1.74	4,963,034

(1)	Does not include awards under the 2006 Plan that are subject to stockholder approval of the 2006 Plan.

2002 Stock Incentive Plan

In November 2002, the Company’s Board of Directors approved and adopted the 2002 Plan as a means through which the Company and its subsidiaries may attract, retain and compensate employees and consultants. So that the appropriate incentive can be provided, the 2002 Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or a combination of the foregoing. A total of 776,611 Shares have been reserved for issuance pursuant to the 2002 Plan plus Shares that are subject to: (a) issuance upon exercise of an option but cease to be subject to such option for any reason other than exercise of such option; (b) an award granted under the 2002 Plan but forfeited or repurchased by the Company at the original issue price;

and (c) an Award that otherwise terminates without Shares being issued. The 2002 Plan is administered by the Board of Directors. The Board of Directors may at any time terminate or amend the 2002 Plan in any respect, including without limitation amendment of any form of award agreement or instrument to be executed pursuant to the 2002 Plan; provided, however, that the Board of Directors will not, without the approval of the stockholders of the Company, amend the 2002 Plan in any manner that requires stockholder approval. Unless earlier terminated as provided under the 2002 Plan, the 2002 Plan will terminate November 2012. As of June 30, 2006, there were outstanding options to purchase 570,077 shares and there were 206,634 shares available for award under the 2002 Plan.

2005 Equity Incentive Plan

At the Annual Meeting of Stockholders of the Company held October 21, 2005, the stockholders of the Company approved the 2005 Plan which had been previously approved by the Board of Directors of the Company. The Compensation Committee of the Board of Directors of the Company will administer the 2005 Plan, including selecting the employees, consultants and directors to be granted Awards under the 2005 Plan and determining the type and size of each Award and the terms and conditions of each Award. The Company’s employees, consultants and directors, or the employees, consultants and directors of the Company’s related companies, may receive Awards under the 2005 Plan. The types of Awards that may be granted under the 2005 Plan are stock options (both incentive and non-qualified), stock appreciation rights, restricted stock, restricted stock units, performance stock, contract stock, bonus stock and dividend equivalent rights. Subject to adjustment for stock splits and similar events, the total number of shares of common stock that can be delivered under the 2005 Plan is 8,400,000 shares. No employee may receive options, stock appreciation rights, shares or dividend equivalent rights for more than four million shares during any calendar year. No incentive stock option will be granted under the 2005 Plan after September 13, 2015. The Board of Directors may at any time suspend, terminate or amend the 2005 Plan in any respect, including without limitation amendment of any form of award agreement or instrument to be executed pursuant to the 2005 Plan, and the Compensation Committee may amend any outstanding awards in any respect; provided, however, that the Board of Directors or Compensation Committee will not, without the approval of the stockholders of the Company, amend the 2005 Plan in any manner that requires stockholder approval. As of June 30, 2006, there were outstanding options to purchase 3,643,500 shares and 4,756,500 shares available for award under the 2005 Plan.

Also as a result of the stockholder’s approval of the 2005 Plan, the Compensation Committee of the Board of Directors determined to award cash bonus amounts, options and/or shares pursuant to the Fiscal 2006 Halo Senior Management Incentive Plan. No specific awards have yet been made under the Fiscal 2006 Halo Senior Management Incentive Plan. Any awards made will be made out of shares reserved under the 2002 Plan, the 2005 Plan or any other plans adopted in the future.

The Board of Directors unanimously recommends a vote FOR adoption of the 2006 Plan.

PROPOSAL FOUR — TRANSACTION OF OTHER BUSINESS

The Company may transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof, however, as of the date of this filing, the Board of Directors knows of no matters other than those described above that will be presented at the annual meeting.

PROPOSALS OF STOCKHOLDERS

Proposals for inclusion in the Proxy Statement.

To be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 200 Railroad Avenue, Greenwich, CT 06830 no later than July 10, 2007. If next year’s annual meeting is held on a date more than 30 calendar days from December 6, 2007, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Other proposals (not for inclusion in the proxy statement).

Stockholder proposals, other than those submitted above and nominations must be submitted in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the Company not fewer than 30 days nor more than 60 days prior to any such meeting; provided, however, that if notice or public disclosure of the meeting is given fewer than 40 days before the meeting, such written notice shall be delivered or mailed to the Secretary of the Company not later than the close of the 10th day following the day on which notice of the meeting was mailed to stockholders.

STOCKHOLDER COMMUNICATIONS

Stockholders who desire to communicate with the Board of Directors should send communications addressed to the Board of Directors or an individual director c/o Halo Technology Holdings, 200 Railroad Avenue, Greenwich, CT 06830, Attention: Corporate Secretary. Any such communications will be forwarded directly to such members.

QUORUM AND VOTING PROCEDURES

The Bylaws of the Company provide that a majority of the shares of stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at a meeting of stockholders of the Company. In accordance with the Articles of Incorporation, the Series D Preferred Shares are entitled to the number of votes equal to the largest number of whole shares of common stock into which their Series D Preferred Shares could be converted on the record date. For purposes of determining a quorum, each share of Series D Preferred Stock issued and outstanding will be counted as one share of common stock. Shares of stock represented by a properly signed and returned proxy are considered as present at the annual meeting for purposes of determining a quorum. Abstentions and broker “non-votes” are counted as present for purposes of determining the existence of a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

The Series D Preferred Stock is entitled to vote together as a single class with the common stock on all matters submitted to a vote of the stockholders of the Company and is entitled to that number of vote equal to the largest number of whole shares of common stock into which such holder’s Preferred Shares could be converted pursuant to the Articles of Incorporation, at the record date. As at October 30, 2006, the record date, each share of Series D Preferred Stock is entitled to one vote. The vote required for election of directors is the affirmative vote of a plurality of the shares present or represented at the annual meeting and entitled to vote thereon (i.e., the nominees receiving the greatest number of votes will be elected). Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Approval by a majority of the issued and outstanding shares of stock of the Company represented at the annual meeting and entitled to vote thereat, voting together as a single class, is required for approval of the 2006 Plan. A failure to vote or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

If a stockholder of record specifies in the proxy how it is to be voted, it will be voted in accordance with such specification. If a properly signed proxy is returned to the Company by a stockholder of record and is not marked, it will be voted in accordance with the Board of Directors’ recommendations on all proposals.

REVOCATION OF PROXIES

Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time before the exercise of the powers conferred thereby, by notice in writing to the Secretary of the Company. Any stockholder who attends the annual meeting in person will not be deemed thereby to revoke the proxy unless such stockholder affirmatively indicates at the annual meeting his intention to vote the shares covered thereby in person.

OTHER MATTERS

The Board of Directors and Company’s management know of no business which will be presented for consideration at the Annual Meeting other than that discussed above. However, if any other proper business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in respect to any such business in accordance with their best judgment. Matters with respect to which the enclosed form of proxy confers such discretionary authority are as follows: (i) matters which the Board of Directors does not know are to be presented at the Annual Meeting as of a reasonable time before the mailing of this Proxy Statement; (ii) approval of the minutes of the prior meeting of stockholders, such approval not constituting ratification of the action taken at such meeting; (iii) election of any person as a director if any of the nominees named herein is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the Annual Meeting.

The cost of preparing, assembling and mailing this proxy material will be paid by the Company. The Company may solicit proxies other than by the use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company requests individuals, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by owners, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. Representatives of Pacific Stock Transfer, our transfer agent, will tabulate the proxies received from the common stockholders. Ernest C. Mysogland will tabulate the proxies received from the Series D Preferred stockholders and will act as inspector of elections.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information including annual and quarterly reports on Form 10-KSB and 10-QSB with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains the periodic reports and other filings of companies that file electronically with the Commission and copies of the Company’s filings can be reviewed and obtained at that web site.

Stockholders may also obtain documents by requesting them in writing or by telephone from the Company at the following address:

Halo Technology Holdings
200 Railroad Avenue
Greenwich, CT 06830
(203) 422-2959

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated October 30, 2006. You should not assume that the information contained in this proxy statement is accurate as of any other date.

By Order of the Board of Directors

/s/  Ernest C. Mysogland
ERNEST C. MYSOGLAND,
Executive Vice President,
Chief Legal Officer & Secretary

Greenwich, Connecticut
October 30, 2006

Appendix A

HALO TECHNOLOGY HOLDINGS

2006 EQUITY INCENTIVE PLAN

WHEREAS, Halo Technology Holdings, Inc. (the “Company” or “Halo Technology Holdings”) desires to have the ability to award certain equity-based benefits to certain of the employees, consultants and directors of the Company and its affiliates;

NOW, THEREFORE, the Halo Technology Holdings 2006 Equity Incentive Plan is hereby adopted under the following terms and conditions:

1.  Purpose.  The Plan is intended to provide a means whereby the Company may grant ISOs to employees, and grant NQSOs, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Contract Stock, Bonus Stock and Dividend Equivalent Rights to employees, consultants and directors. Thereby, the Company expects to attract and retain such individuals and to motivate them to exercise their best efforts on behalf of the Company and its affiliates.

2.  Definitions

(a) “Award” shall mean ISOs, NQSOs, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Contract Stock, Bonus Stock and/or Dividend Equivalent Rights awarded by the Committee to a Participant.

(b) “Award Agreement” shall mean a written document evidencing the grant of an Award, as described in Section 10.1.

(c) “Board” shall mean the Board of Directors of the Company.

(d) “Bonus Stock” shall mean an Award that entitles the recipient to receive Shares without payment, as a bonus.

(e) “Cause” shall mean the Company or an affiliate having cause to terminate a Participant’s employment or service under any existing employment or any other agreement between the Participant and the Company or an affiliate or, in the absence of such an agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company or an affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or an affiliate or (iii) the Participant having been convicted of a felony.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g) “Committee” shall mean the Company’s Compensation Committee of the Board, which shall consist solely of not fewer than two directors of the Company who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the Code).

(h) “Company” shall mean Halo Technology Holdings, Inc., a Nevada corporation.

(i) “Contract Date” shall mean the date specified in the Award Agreement on which a Participant is entitled to receive Contract Stock, provided he or she is still providing services to the Company or an affiliate on such date.

(j) “Contract Stock” shall mean an Award that entitles the recipient to receive unrestricted Shares, without payment, if the recipient is still providing services to the Company or a Related Corporation as of a future date specified in the Award Agreement.

(k) “Disability” shall mean separation from service as a result of a Participant’s “permanent and total disability,” as defined in section 22(e)(3) of the Code.

(l) “Dividend Equivalent Right” shall mean an Award that entitles the recipient to receive a benefit in lieu of cash dividends that would have been payable on any or all Shares subject to another Award granted to the Participant had such Shares been outstanding.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall mean the following, arrived at by a good faith determination of the Committee:

(1) if there are sales of Shares on a national securities exchange or in an over-the-counter market on the date of grant (or on such other date as value must be determined), then the mean between the highest and lowest quoted selling price on such date; or

(2) if there are no such sales of Shares on the date of grant (or on such other date as value must be determined) but there are such sales on dates within a reasonable period both before and after such date, the weighted average of the means between the highest and lowest selling price on the nearest date before and the nearest date after such date on which there were such sales; or

(3) if actual sales are not available during a reasonable period beginning before and ending after the date of grant (or on such other date as value must be determined), then the mean between the bid and asked price on such date as reported by the National Quotation Bureau; or

(4) if paragraphs (1) through (3) above are not applicable, or if the Committee determines another method to be more appropriate (consistent with applicable regulations and the Code) then such other method of determining fair market value as shall be adopted by the Committee.

Where the Fair Market Value of Shares is determined under paragraph (2) above, the average of the quoted closing prices on the nearest date before and the nearest date after the last business day before the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and such date (i.e., the valuation date), in accordance with Treas. Reg. §20.2031-2(b)(1) or any successor thereto.

(o) “ISO” shall mean an Option which, at the time such Option is granted under the Plan, qualifies as an incentive stock option within the meaning of section 422 of the Code, unless the Award Agreement states that the Option will not be treated as an ISO.

(p) “More-Than-10-Percent Shareholder” shall mean any individual who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, Shares possessing more than 10 percent of the total combined voting power of all classes of Shares of the Company or of a Related Corporation.

(q) “NQSO” shall mean an Option that, at the time such Option is granted to a Participant does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Award Agreement.

(r) “Option” is an Award entitling the Participant on exercise thereof to purchase Shares at a specified exercise price.

(s) “Participant” shall mean an employee, consultant or director of the Company or an affiliate who has been granted an Award under the Plan.

(t) “Performance Stock” shall mean an Award that entitles the recipient to receive Shares, cash equal to the Fair Market Value of such Shares, or a combination thereof, as set forth in the Award Agreement without payment, following the attainment of designated Performance Goals.

(u) “Performance Goals” shall mean goals deemed by the Committee to be important to the success of the Company or any of its Related Corporations and established with respect to an Award of Performance Stock. In creating these measures, the Committee shall use one or more of the following business criteria: return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of Shares, economic value added, total stockholder return, net income, pre-tax income, earnings per share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, net revenue per shipment, net revenue growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other companies or an index.

(v) “Plan” shall mean the Halo Technology Holdings 2006 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

(w) “Related Corporation” shall mean either a “subsidiary corporation” of the Company (if any), as defined in section 424(f) of the Code, or the “parent corporation” of the Company (if any), as defined in section 424(e) of the Code.

(x) “Restricted Stock” shall mean an Award that grants the recipient Shares at no cost but subject to whatever restrictions are determined by the Committee.

(y) “Restricted Stock Unit” shall mean an Award that entitles the recipient to one Share, or cash equal to the Fair Market Value of such Share, or a combination thereof, as set forth in the Award Agreement subject to whatever restrictions are determined by the Committee.

(z) “Securities Act” shall mean the Securities Act of 1933, as amended.

(aa) “Shares” shall mean shares of common stock of the Company, par value $0.0001 per share.

(bb) “Stock Appreciation Right” shall mean an Award entitling the recipient upon exercise or vesting an amount, in Shares or cash, determined by reference to appreciation in Share value.

3.  Administration

(a) The Plan shall be administered by the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company. Acts approved by a majority of the members of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Any authority of the Committee (except for the authority described in subsection (b)(1)-(4) and (7) below which may only be exercised by the Committee) may be delegated to a Plan administrator.

(b) The Committee shall have the authority:

(1) to select the employees, consultants and directors of the Company or an affiliate to be granted Awards under the Plan and to grant such Awards at such time or times as it may choose;

(2) to determine the type and size of each Award, including the number of Shares subject to the Award;

(3) to determine the terms and conditions of each Award;

(4) to amend an existing Award in whole or in part (including the extension of the exercise period for any NQSO), except that the Committee may not (i) lower the exercise price of any Option, or (ii) without the consent of the Participant holding the Award, take any action under this clause if such action would adversely affect the rights of such Participant;

(5) to adopt, amend and rescind rules and regulations for the administration of the Plan;

(6) to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it; and

(7) to adopt such modifications, amendments, procedures, sub-plans and the like which may be inconsistent with the provisions of the Plan, as may be necessary to comply with the laws and regulations of other countries in which the Company and its Related Corporations operate in order to assure the viability of Awards granted under the Plan to individuals in such other countries.

Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this subsection (b) shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Sections 8.3 and 8.4.

4.  Effective Date and Term of Plan

(a) Effective Date.  The Plan, having been adopted by the Board on September 13, 2005, shall become effective on that date, but subject to the approval of the stockholders of the Company pursuant to Section 9(b). Awards may be granted under the Plan before such stockholder approval (but after the Board’s adoption of the Plan), subject to such stockholder approval.

(b) Term of Plan for ISOs.  No ISO may be granted under the Plan after September 13, 2015, but ISOs previously granted may extend beyond that date. Awards other than ISOs may be granted after that date.

5.  Shares Subject to the Plan

(a) Limits.  The aggregate number of Shares that may be delivered under the Plan is 3,000,000. The aggregate number of Shares that may be delivered under the Plan with respect to ISOs is 3,000,000. Further, no employee shall receive Options (in the aggregate) or Stock Appreciation Rights for more than 1,500,000 Shares each during any calendar year; or more than 1,500,000 Dividend Equivalent Rights during any calendar year, under the Plan. Finally, the maximum number of Shares that may be issued to any Participant under any Award in any calendar year is 1,500,000.

(b) Special Rules.  The limits set forth in subsection (a) above shall be subject to the adjustments described in Section 8.3. Shares delivered under the Plan may be authorized but unissued Shares or reacquired Shares, and the Company may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable. Any Shares still subject to an Option which expires or otherwise terminates for any reason whatsoever (including, without limitation, the surrender thereof) without having been exercised in full, any Shares still subject to an Award that is forfeited, any Shares withheld for the payment of taxes with respect to an Award, and the Shares subject to an Award which is payable in Shares or cash and that is satisfied in cash rather than in Shares, shall continue to be available for Awards under the Plan. However, if an Option or Stock Appreciation Right is cancelled, the Shares covered by the cancelled Option and/or Stock Appreciation Right shall be counted against the maximum number of Shares specified in Section 5(a) above for which Options and Stock Appreciation Rights may be granted to an employee in any calendar year.

6.  Eligibility.  Except as otherwise provided, employees, consultants and directors of the Company or an affiliate shall be eligible to receive Awards under the Plan. More than one Award may be granted to a employee, consultant or director under the Plan.

7.  Types of Awards

7.1  Options

(a) Kinds of Options.  Both ISOs and NQSOs may be granted by the Committee under the Plan. NQSOs may be granted to an employee, consultant or director of the Company or an affiliate. ISOs may only be granted to employees of the Company or of a Related Corporation. Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status as an ISO under the Code will be effective without the consent of the Participant holding the Option.

(b) $100,000 Limit.  The aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by an employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Company or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to an employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limit to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

(c) Exercise Price.  The exercise price of an Option shall be determined by the Committee, subject to the following:

(i) The exercise price of an ISO shall not be less than the greater of (A) 100 percent (110 percent in the case of an ISO granted to a More-Than-10-Percent Shareholder) of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (B) the par value per Share.

(ii) The exercise price of an NQSO shall not be less than the greater of (A) 100 percent of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (B) the par value per Share.

(d) Term of Options.  The term of each Option may not be more than 10 years (five years, in the case of an ISO granted to a More-Than-10-Percent Shareholder), from the date the Option was granted, or such earlier date as may be specified in the Award Agreement.

(e) Exercise of Options.  An Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper individual, and delivered or mailed to the Company, accompanied by (i) any other documents required by the Committee and (ii) payment in full in accordance with subsection (f) below for the number of Shares for which the Option is exercised (except that, in the case of an exercise arrangement approved by the Committee and described in subsection (f)(iii) below, payment may be made as soon as practicable after the exercise). Only full shares shall be issued under the Plan, and any fractional share that might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

(f) Payment for Shares.  The Award Agreement shall set forth, from among the following alternatives, how the exercise price is to be paid:

(i) in cash or by check (acceptable to the Committee), bank draft, or money order payable to the order of the Company;

(ii) unless prohibited by guidance issued under Section 409A of the Code, in Shares previously acquired by the Participant; provided, however, that if such Shares were acquired through the exercise of an ISO and are used to pay the Option price of an ISO, such Shares have been held by the Participant for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such Shares were acquired through the exercise of an NQSO and are used to pay the Option price of an ISO, or if such Shares were acquired through the exercise of an ISO or an NQSO and are used to pay the Option price of an NQSO, such Shares have been held by the Participant for such period of time as may be required, if applicable, to be considered “mature” Shares for purposes of accounting treatment;

(iii) with the contemporaneous consent of the Committee, by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option (in no event shall any part of such transaction constitute a loan from the Company or an affiliate to the Participant); or

(iv) by any combination of the above-listed forms of payment.

If the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Shares surrendered in payment of such Option price.

7.2  Stock Appreciation Rights

(a) Grant of Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights to any employee, consultant or director of the Company or an affiliate. The Committee may grant Stock Appreciation Rights that are payable upon a Participant’s exercise of his or her Award (an “Exercisable SAR”) or that are payable upon the vesting of his or her Award (a “Vesting SAR”).

(b) Nature of Exercisable SARs.  An Exercisable SAR entitles the Participant to receive, with respect to each Share as to which the Stock Appreciation Right is vested, the excess of the Share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the Stock Appreciation Right was granted. Such excess shall be paid in Shares.

A Participant may exercise his or her Exercisable SAR at any time after it vests and prior to its termination.

(c) Nature of Vesting SARs.  A Vesting SAR entitles the Participant to receive, with respect to each Share as to which the Stock Appreciation Right is vested, the excess of the Share’s Fair Market Value on the date of vesting over its Fair Market Value on the date the Stock Appreciation Right was granted. Such excess shall be paid in cash as soon as practicable after, but no later than March 15 of the calendar year beginning after, the date the Stock Appreciation Rights are no longer subject to a substantial risk of forfeiture (as defined in Section 409A of the Code) unless the Committee has specified a later payment date (in accordance with Section 409A of the Code) in the Award Agreement.

(d) Vesting of Stock Appreciation Rights.  A Stock Appreciation Right shall vest at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. The Committee may at any time accelerate the vesting of a Stock Appreciation Right.

7.3  Restricted Stock

(a) General Requirements.  The Committee may issue or transfer Restricted Stock (for any or no consideration) to any employee, consultant or director of the Company or an affiliate.

(b) Rights as a Stockholder.  Unless the Committee determines otherwise, a Participant who receives Restricted Stock shall have certain rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights (in accordant with subsection (e), below), subject to the restrictions described in subsection (c) below and any other conditions imposed by the Committee at the time of grant. Unless the Committee determines otherwise, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such Shares are free of all restrictions under the Plan.

(c) Restrictions.  Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Participant ceases to be an employee of any of the Company and its Related Corporations for any reason, must be forfeited to the Company. These restrictions will lapse at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. Upon the lapse of all restrictions, the Shares will cease to be Restricted Stock for purposes of the Plan. The Committee may at any time accelerate the time at which the restrictions on all or any part of the Shares will lapse.

(d) Notice of Tax Election.  Any Participant making an election under section 83(b) of the Code for the immediate recognition of income attributable to an Award of Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

(e) Dividend Rights.  Dividends payable with respect to dividend rights attributable to a Restricted Stock Award shall accumulate without interest (and be held by the Company) and shall vest at the same time as the Shares attributable to the Restricted Stock Award vest. Once vested, such dividends will be paid to the Participant in cash as soon as practicable after, but not later than March 15 of the calendar year beginning after, the date the dividends are no longer subject to a substantial risk of forfeiture (as defined under Section 409A of the Code) unless the Committee has specified a later payment date (in accordance with Section 409A of the Code) in the Award Agreement.

7.4  Restricted Stock Units

(a) Grant.  The Committee may grant Restricted Stock Units to any employee, consultant or director of the Company or an affiliate.

(b) Nature of Restricted Stock Units.  A Restricted Stock Unit entitles the Participant to receive, with respect to each vested Restricted Stock Unit, one Share of the Company, cash equal to the Fair Market Value of such Share, or a combination thereof, as set forth in the Award Agreement.

(c) Payment of Restricted Stock Units.  Payment with respect to Restricted Stock Units shall be made, in Shares or cash, as applicable, shall be delivered as soon as practicable after, but not later than March 15 of the calendar year beginning after, the date the Restricted Stock Units are no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Code) unless the Committee has specified a later payment date (in accordance with Section 409A of the Code) in the Award Agreement.

(d) Dividend Equivalent Rights.  A Participant who receives a Restricted Stock Unit shall not have voting and dividend rights with respect to such Restricted Stock Unit. However, a Participant will have Dividend Equivalent Rights on Restricted Stock Units, entitling the Participant to receive the value of any cash dividends paid on Shares represented by the Participant’s Restricted Stock Units. Such Dividend Equivalent Rights shall accumulate (without interest) and shall vest at the same time as the Restricted Stock Units vest to which the Dividend Equivalent Rights relate. Once vested such Dividend Equivalent Rights shall be paid to the Participant as soon as practicable after, but no later than March 15 of the calendar year beginning after, the Dividend Equivalent Rights are no longer subject to a substantial risk of forfeiture (as defined under Section 409A of the Code) unless the Committee has specified a later payment date (in accordance with Section 409A of the Code) in the Award Agreement.

7.5  Performance Stock; Performance Goals

(a) Grant.  The Committee may grant Performance Stock to any employee, consultant or director of the Company or an affiliate, conditioned upon the meeting of designated Performance Goals. The Committee shall determine the number of Shares of Performance Stock to be granted.

(b) Nature of Performance Stock.  An Award of Performance Stock entitles the recipient, to the extent the performance goals are met, to receive Shares, cash equal to the Fair Market Value of such Shares, or a combination thereof, as set forth in the Award Agreement.

(c) Performance Period and Performance Goals.  When Performance Stock is granted, the Committee shall establish the performance period during which performance shall be measured, the Performance Goals, and such other conditions of the Award as the Committee deems appropriate.

(d) Delivery of Performance Stock.  At the end of each performance period, the Committee shall determine to what extent the Performance Goals and other conditions of the Award have been met and the number of Shares (or cash), if any, to be delivered with respect to the Award. Provided that the Committee determines that the performance goals and other conditions have been met, Shares or cash, as applicable, shall be delivered as soon as practicable after, but no later than March 15 of the calendar year beginning after, the date the Performance Stock is no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Code), unless the Committee has specified a later payment date (in accordance with Section 409A) in the Award Agreement.

7.6  Contract Stock

(a) Grant.  The Committee may grant Contract Stock to any employee, consultant or director of the Company or an affiliate, conditioned upon the Participant’s continued provision of services to the Company and its affiliates through the date specified in the Award Agreement. The Committee shall determine the number of Shares of Contract Stock to be granted.

(b) Contract Date.  When Contract Stock is granted, the Committee shall establish the Contract Date on which the Contract Stock shall be delivered to the Participant, provided the Participant is still providing services to the Company and its affiliates on such date.

(c) Delivery of Contract Stock.  If the Participant is still providing services to the Company and its affiliates as of the Contract Date, the Committee shall cause the Contract Stock to be delivered to the Participant in accordance with the terms of the Award Agreement. Shares shall be delivered as soon as practicable after, but no later than March 15 of the calendar years beginning after, the date the Contract Stock is no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Code) (i.e., the Contract Date), unless the Committee has specified a later payment date (in accordance with Section 409A) in the Award Agreement.

7.7  Bonus Stock.  The Committee may grant Bonus Stock to an employee, consultant or director of the Company or an affiliate as a bonus to the individual for service to the Company and its affiliates. The Committee shall determine the number of Shares of Bonus Stock to be granted. Bonus Stock shall be delivered to the Participant as soon as practicable after, but no later than March 15 of the calendar year beginning after, the date the Bonus Stock is granted to the participant.

7.8  Dividend Equivalent Rights.  The Committee may provide for payment (in Shares, cash or other benefit as set forth in the Award Agreement) to an employee, consultant or director of the Company or an affiliate of Dividend Equivalent Rights. Benefits payable with respect to Dividend Equivalent Rights shall accumulate without interest (and shall be held by the Company) and such Dividend Equivalent Rights shall vest in accordance with the vesting schedule in the Award Agreement. Dividend Equivalent Rights shall be paid to the Participant as soon as practicable after, but no later than March 15 of the calendar year beginning after, the date the Dividend Equivalent Rights are no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Code), unless the Committee has specified a later payment date (in accordance with Section 409A) in the Award Agreement.

8.  Events Affecting Outstanding Awards

8.1  Termination of Service (Other Than by Death or Disability).  If a Participant ceases to be an employee, consultant or director of any of the Company and its affiliates (Related Corporations for purposes of ISOs) for any reason other than death or Disability, the following shall apply:

(a) Options and Exercisable SARs.  Except as otherwise determined by the Committee and except in the event the Participant terminates for Cause, all Options and Exercisable SARs held by the Participant that were not exercisable immediately before the Participant’s termination of service shall terminate at that time. Any Options and Exercisable SARs that were exercisable immediately before the termination of service will continue to be exercisable for three months (or for such longer period as the Committee may determine), and shall thereupon terminate, unless the Award Agreement provides by its terms for immediate termination or for termination in less than three months if termination of service occurs in specific circumstances. In no event, however, shall an Option or Exercisable SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. For purposes of this subsection (a), a termination of service shall not be deemed to have resulted by reason of a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee. In the event the Participant terminates service for Cause, all Options and Exercisable SARs held by the Participant (whether or not they are exercisable) shall terminate at that time.

(b) Restricted Stock.  Except as otherwise determined by the Committee, all Restricted Stock held by the Participant at the time of termination of service must be transferred to the Company (and, if the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

(c) Other Awards.  Except as otherwise determined by the Committee, all Vesting SARs, Restricted Stock Units, Performance Stock, Contract Stock and Dividend Equivalent Rights to which the Participant was not irrevocably entitled before the termination of service shall be forfeited and the Award canceled as of the date of such termination of service.

8.2  Death or Disability.  If a Participant dies or incurs a Disability, the following shall apply:

(a) Options and Exercisable SARs.  Except as otherwise determined by the Committee, all Options and Exercisable SARs held by the Participant immediately before death or Disability, as the case may be, to the extent then exercisable, may be exercised by the Participant or by the Participant’s legal representative (in the case of Disability), or by the Participant’s executor or administrator or by the individual(s) to whom the Option or Exercisable SARs is transferred by will or the laws of descent and distribution, at any time within the one-year period ending with the first anniversary of the Participant’s death or Disability (or such shorter or longer period as the Committee may determine), and shall thereupon terminate. In no event, however, shall an Option or Exercisable SARs remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. Except as otherwise determined by the Committee, all Options and Exercisable SARs held by a Participant immediately before death or Disability that are not then exercisable shall terminate at the date of death or Disability.

(b) Restricted Stock.  Except as otherwise determined by the Committee, all Restricted Stock held by the Participant at the date of death or Disability, as the case may be, must be transferred to the Company (and, if the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

(c) Other Awards.  Except as otherwise determined by the Committee, all Vesting SARs, Restricted Stock Units, Performance Stock, Contract Stock and Dividend Equivalent Rights to which the Participant was not irrevocably entitled before death or Disability, as the case may be, shall be forfeited and the Award canceled as of the date of death or Disability.

8.3  Capital Adjustments.  The maximum number of Shares that may be delivered under the Plan (including the number of Shares that may be delivered with respect to ISOs), and the maximum number of Shares with respect to which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Stock may be granted to any Participant under the Plan, all as stated in Section 5, and the number of Shares issuable upon the exercise or vesting of outstanding Awards under the Plan (as well as the exercise price per Share under outstanding Options) shall be proportionately adjusted, as may be deemed appropriate by the Committee, to reflect any increase or decrease in the number of issued Shares resulting from a subdivision (share-split), consolidation (reverse split), stock dividend, or similar change in the capitalization of the Company.

8.4  Certain Corporate Transactions

(a) If a corporate transaction occurs (as, for example, a merger, consolidation, sale of all or substantially all of the Company’s property or the sale of more than 50% of the outstanding shares of the Company’s stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor entity; provided, however, that if a corporate transaction is proposed, the Committee may terminate all or a portion of any outstanding Award, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options and Exercisable SARs, the Committee shall give each Participant holding an Option or Exercisable SAR to be terminated not less than seven days’ notice before any such termination, and any Option or Exercisable SAR that is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, the Committee, in its discretion, may (i) accelerate, in whole or in part, the date on which any or all Options, Stock Appreciation Rights, or Restricted Stock Units vest, (ii) remove the restrictions from the outstanding Restricted Stock, (iii) cause the delivery of any Performance Stock, even if the associated Performance Goals have not been met, (iv) cause the delivery of any Contract Stock, even if the Contract Date has not been reached and/or (v) cause the payment of any Dividend Equivalent Rights. The Committee also may, in its discretion, change the terms of any outstanding Award to reflect the corporate transaction, provided that, in the case of ISOs, such change would not constitute a “modification” under section 424(h) of the Code unless the Participant consents to the change.

(b) With respect to an outstanding Award held by a Participant who, following the corporate transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in such transaction or an affiliate of such an entity, the Committee may, in lieu of the action described in subsection (a) above, arrange to have such surviving or acquiring entity or affiliate grant to the Participant a replacement award which, in the judgment of the Committee, is substantially equivalent to the Award.

9.  Amendment or Termination of the Plan

(a) In General.  The Board, pursuant to a written resolution, may from time to time suspend or terminate the Plan or amend it and, except as provided in Section 3(b)(4), 7.1(a), and 8.4(a), the Committee may amend any outstanding Awards in any respect whatsoever; except that, without the approval of the shareholders (given in the manner set forth in subsection (b) below) —

(1) no amendment may be made that would —

(A) change the class of employees eligible to participate in the Plan with respect to ISOs;

(B) except as permitted under Section 8.3, increase the maximum number of Shares with respect to which ISOs may be granted under the Plan; or

(C) extend the duration of the Plan under Section 4(b) with respect to any ISOs granted hereunder;

(2) no amendment may be made that would constitute a modification of the material terms of the “performance goal(s)” within the meaning of Treas. Reg. § 1.162-27(e)(4)(vi) or any successor thereto (to the extent compliance with section 162(m) of the Code is desired);

(3) no amendment may be made that would require shareholder approval under an applicable law or exchange listing rule.

Notwithstanding the foregoing, no such suspension, termination, or amendment shall materially impair the rights of any Participant holding an outstanding Award without the consent of such Participant, unless such suspension, termination or amendment is necessary to comply with applicable law.

(b) Manner of Shareholder Approval.  The approval of shareholders must comply with all applicable provisions of the corporate charter and bylaws of the Company, and applicable state law prescribing the method and degree of shareholder approval required for the issuance of corporate stock or options. If the applicable state law does not prescribe a method and degree of shareholder approval in such cases, the approval of shareholders must be effected:

(1) by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval (i.e., an action on which shareholders would be entitled to vote if the action were taken at a duly held shareholders’ meeting);

(2) by a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law), in a separate vote at a duly held shareholders’ meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

10.  Miscellaneous

10.1  Documentation of Awards.  Awards shall be evidenced by such written Award Agreements, if any, as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters, or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

10.2  Rights as a Stockholder.  Except as specifically provided by the Plan or an Award Agreement, the receipt of an Award shall not give a Participant rights as a stockholder; instead, the Participant shall obtain such rights, subject to any limitations imposed by the Plan or the Award Agreement, upon the actual receipt of Shares.

10.3  Conditions on Delivery of Shares.  The Company shall not deliver any Shares pursuant to the Plan or remove restrictions from Shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until all applicable Federal and state laws and regulations have been complied with, and (iii) if the outstanding Shares are at the time of such delivery listed on any stock exchange or market, until the Shares to be delivered have been listed or authorized to be listed on such exchange or market. If an Award is exercised by the Participant’s legal representative, the Company will be under no obligation to deliver Shares pursuant to such exercise until the Company is satisfied as to the authority of such representative.

10.4  Registration and Listing of Shares.  If the Company shall deem it necessary to register under the Securities Act or any other applicable statute any Shares purchased under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Company shall take such action at its own expense. If Shares are listed on any national securities exchange or market at the time any Shares are purchased hereunder, the Company shall make prompt application for the listing on such national securities exchange or market of such Shares, at its own expense. Purchases and grants of Shares hereunder shall be postponed as necessary pending any such action.

10.5  Compliance with Rule 16b-3.  All elections and transactions under this Plan by individuals subject to Rule 16b-3, promulgated under section 16(b) of the Exchange Act, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate.

10.6  Tax Withholding

(a) Obligation to Withhold.  The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state, and local withholding tax requirements including the withholding requirements of any jurisdiction outside the United States (the “Withholding Requirements”). In the case of an Award pursuant to which Shares may be delivered, the Committee may require that the Participant or other appropriate individual remit to the Company an amount sufficient to satisfy the Withholding Requirements, or make other arrangements satisfactory to the Committee with regard to such Withholding Requirements, before the delivery of any Shares.

(b) Election to Withhold Shares.  The Committee, in its discretion, may permit or require the Participant to satisfy the withholding requirements, in whole or in part, by electing to have the Company withhold Shares (or by returning previously acquired Shares to the Company); provided, however, that the Company may limit the number of Shares withheld to satisfy the Withholding Requirements to the extent necessary and if by so doing adverse accounting consequences will be avoided. Shares shall be valued, for purposes of this subsection (b), at their Fair Market Value (determined as of the date an amount is includible in income by the Participant (the “Determination Date”), rather than the date of grant). If Shares acquired by the exercise of an ISO are used to satisfy the Withholding Requirements, such Shares must have been held by the Participant for a period of not less than the holding period described in section 422(a)(1) of the Code as of the Determination Date. The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this Section.

10.7  Transferability of Awards.  No ISO may be transferred other than by will or by the laws of descent and distribution. No other Award may be transferred, except to the extent permitted in the applicable Award Agreement. During a Participant’s lifetime an Award requiring exercise may be exercised only by the Participant (or if the Participant becomes incapacitated, by the individual(s) legally appointed to act on the Participant’s behalf).

10.8  Registration.  If the Participant is married at the time Shares are delivered and if the Participant so requests at such time, the certificate or certificates for such Shares shall be registered in the name of the Participant and the Participant’s spouse, jointly, with right of survivorship.

10.9  Acquisitions.  Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by employees and directors of other entities who are about to, or have, become employees or directors of the Company or an affiliate as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company or the affiliate. The terms of the substitute Awards so granted may vary from the terms set forth in this Plan to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted; provided, however, that no substitute Award shall be granted which will subject the Award to section 409A of the Code (if it previously was not subject to such Code section).

10.10  Replacement of Outstanding Options.  The Committee shall have the authority to cancel, at any time and from time to time, with the consent of the affected Participants, any or all outstanding Options under the Plan and to grant in substitution therefore, new Options under the Plan covering the same or a different number of Shares but having a per share purchase price not less than the greater of par value or 100 percent of the Fair Market Value of a Share on the new date of the grant. Prior to the effective date of the “Statement of Financial Accounting Standards No. 123 (Revised December 2004),” such substitute grant shall not be made within six months before or after such cancellation. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Participant under the Plan of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Any new Option shall be exercisable at the price, during the period, and in accordance with any other terms and conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, and any other terms or conditions of the Option surrendered.

10.11  Employment/Service Rights.  Neither the adoption of the Plan nor the grant of Awards will confer on any individual any right to continued employment by, or the provision of service to, the Company or any of its Related Corporations or affect in any way the right of any of the foregoing to terminate an employment or service relationship at any time.

10.12  Indemnification of Board and Committee.  Without limiting any other rights of indemnification that they may have from the Company or any of its Related Corporations, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Company’s by-laws or Nevada law.

10.13  Application of Funds.  Any cash proceeds received by the Company from the sale of Shares pursuant to Awards granted under the Plan shall be added to the general funds of the Company. Any Shares received in payment for additional Shares upon exercise of an Option shall become treasury stock.

10.14  Governing Law.  The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Nevada (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of employees and directors under, the Plan and Awards granted hereunder.

IN WITNESS WHEREOF, Halo Technology Holdings has caused this Plan to be duly executed this 27th day of October 2006.

HALO TECHNOLOGY HOLDINGS

By:	/s/ Ernest C. Mysogland
Title: Executive Vice President

DETACH HERE
PROXY
Halo Technology Holdings, Inc.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 6, 2006
     The undersigned hereby appoints Rodney A. Bienvenu, Jr. and Ernest C. Mysogland or either of them, with full power of substitution, as proxy to represent and to vote, as designated on the reverse side, all shares of stock of Halo Technology Holdings, Inc. (the “Company”) which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, CT 06870, on Wednesday, December 6, 2006, at 10:30 A.M. local time, or at any adjournment thereof, in respect to all matters which may properly come before the meeting in accordance with and as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is acknowledged.
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.
     If the undersigned hold(s) any shares in a fiduciary, custodial or joint capacity or capacities this proxy is signed by the undersigned in every such capacity as well as individually.

SEE REVERSE SIDE	(continued and to be signed on reverse side)	SEE REVERSE SIDE

(continued from other side)
Halo Technology Holdings, Inc.
C/O PACIFIC STOCK TRANSFER COMPANY
500 E. WARM SPRINGS ROAD
SUITE 240
LAS VEGAS, NV 89119
DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
☒	Please mark votes as in this example.

FOR	AGAINST
ALL	ALL	ABSTAIN
To elect five directors to hold office until the next annual meeting of stockholders. Current nominations are: Rodney A. Bienvenu, Jr., David M. Howitt, David E. Oliver, David Skriloff, and Gordon O. Rapkin. Please indicate the name of those for whom you are withholding your vote:
☐	☐	☐

	FOR	AGAINST	ABSTAIN
To ratify the appointment of Mahoney Cohen & Company, CPA, P.C. as auditors for the Company for the fiscal year ending June 30, 2007	☐	☐	☐

To approve the Halo Technology Holdings 2006 Equity Incentive Plan	☐	☐	☐

To consider and act upon such other business and matters or proposals as may properly come before the meeting or any adjournment of the meeting	☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.
MARK HERE FOR
ADDRESS CHANGE
AND NOTE AT
RIGHT ☐
Please sign exactly as your name appears hereon. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

Signature:	Date:	Signature:	Date: